File No. 333-73406

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. 1	☒ Post-Effective Amendment No. 1

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2003 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information Caption in Statement of Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity

Separate Account 4

MassMutual TransitionsSM

This prospectus describes an individual or group deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II, and Transitions Package III. Please refer to pg 5 of this prospectus for more detail regarding the Transitions Custom Plan and the Transitions Package Plan.

Certain contract features available under the Transitions Custom Plan involve payment of a credit. If you elect any of these contract features, your contract expenses may be higher than the expenses for a contract where these contract features have not been elected. The amount of the credits may be more than offset by the charges for these additional contract features.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include multiple fixed account options as well as the following forty-three funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

American Century® Variable Portfolios, Inc.

•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

American Funds Insurance Series®

•	American Funds® Asset Allocation Fund (Class 2)
•	American Funds® Growth-Income Fund (Class 2)

Calvert Variable Series, Inc.

•	Calvert Social Balanced Portfolio

Fidelity® Variable Insurance Products Fund

•	VIP Contrafund® Portfolio (Initial Class)
•	VIP Growth Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust

•	Franklin Small Cap Value Securities Fund (Class 2)
•	Templeton Foreign Securities Fund (Class 2)

INVESCO Variable Investment Funds, Inc.

•	INVESCO VIF – Financial Services Fund
•	INVESCO VIF – Health Sciences Fund
•	INVESCO VIF – Technology Fund

Janus Aspen Series

•	Janus Aspen Balanced Portfolio (Service)
•	Janus Aspen Capital Appreciation Portfolio (Service)
•	Janus Aspen Worldwide Growth Portfolio (Service)

MFS® Variable Insurance TrustSM

•	MFS® Investors Trust Series
•	MFS® New Discovery Series

MML Series Investment Fund

•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class I)
•	MML Growth Equity Fund
•	MML Inflation – Protected Bond Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML Small Cap Equity Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds

•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Blue Chip Growth Portfolio
•	T. Rowe Price Equity Income Portfolio
•	T. Rowe Price Mid-Cap Growth Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 66 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2003

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	15

Accumulation Unit	31

Age	16

Annuitant	20

Annuity Date	42

Annuity Options	43

Annuity Payments	42

Annuity Service Center	1

Annuity Unit Value	43

Contract Anniversary	36

Free Withdrawals	38

Income Phase	42

Interest Rate Factor Adjustment	30

Non-Qualified	61

Purchase Payment	21

Qualified	61

Separate Account	22

Tax Deferral	15

Window Period	30

Index of Special Terms

Highlights

This prospectus describes the general provisions of the contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge. You will receive your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return your purchase payments less any withdrawals taken.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends on the length of time between when we issued your contract and when you make a withdrawal or apply your contract value to an annuity option. The contingent deferred sales charge period depends upon the version of the contract that you have selected. The contingent deferred sales charge ranges from 7% to 0% for Transitions Packages I, II, and III, and the Transitions Custom Plan. In return for receiving a credit to your contract, the Transitions Custom Plan allows you to select a contingent deferred sales charge that ranges from 8% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Description of the Transitions Custom Plan and the Transitions Package Plan

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II, and Transitions Package III. Both versions of this contract may not be available in all states.

You elect either the Transitions Custom Plan or the Transitions Package Plan at the time you purchase the contract. If you elect the Transitions Package Plan, you must also elect among Transitions Package I, II, or III at the time you purchase the contract. If you elect Transitions Package I, II, or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II, or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II, or III, but you can add or change certain features after we issue your contract.

As reflected in the Tables of Fees and Expenses, certain contract features can have a different cost under the Transitions Custom Plan, where they are purchased separately, than they will under the Transitions Package Plan, where they are purchased as part of a package of contract features. In fact, as illustrated in Table II on page 18, the maximum charges for a Transitions Custom Plan, with essentially the same features as a Transitions Package Plan, may be significantly higher than the maximum charges under the Transitions Package Plan. Please consult with a qualified financial professional when you are evaluating whether to elect the Transitions Custom Plan or the Transitions Package Plan.

We have provided further detail regarding the differences between the Transitions Custom Plan and the Transitions Package Plan on page 17 of the prospectus.

Description of the Transitions Custom Plan and the Transitions Package Plan

Table of Fees and Expenses for the

Transitions Custom Plan

Standard Contract Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses
	Current	Maximum

Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.*	12 free transfers per calendar year, thereafter, $20 per transfer.
*	Currently, any transfers you make by using our automated voice response system or the internet (subject to availability) as well as any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

Contingent Deferred Sales Charge (as a percentage of the amount withdrawn or applied to an annuity option)	Current	Maximum

Standard	0%—7%**	7%**

Optional Nine Year (Credit provided if elected)	0%—8%**	8% **

**Contingent Deferred Sales Charge Schedules

Standard
Contract Year	1	2	3	4	5	6	7	8 and later
Percentage	7%	7%	7%	6%	5%	4%	3%	0%

Optional Nine Year (Credit provided if elected)
Contract Year	1	2	3	4	5	6	7	8	9	10 or later
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Annual Contract Maintenance Charge	Current	Maximum

	$40***	$60
***	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Separate Account Annual Expenses
(as a percentage of average account value)	Current	Maximum

Mortality and Expense Risk Charge	0.80%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	0.95%	1.75%

Table of Fees and Expenses

Additional Transitions Custom Plan Contract Owner Expenses:

For an additional charge, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after the time you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain contract features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect.

Five Year Contingent Deferred Sales Charge Feature

For an additional charge, you can elect to receive a five year contingent deferred sales charge schedule instead of the standard Transitions Custom Plan seven year contingent deferred sales charge schedule.

	Current Charge	Maximum Charge
FiveYear Contingent Deferred Sales Charge Feature	0.20%	0.20%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision:

	Current Charge	Maximum Charge

1. 10%/20% Free Withdrawal Feature	0.25%	0.25%

	Current Charge	Maximum Charge
2. 15%/Cumulative to 30% Free Withdrawal Feature	0.15%	0.15%

Additional Death Benefit Features

For an additional charge, you can elect one of the following death benefit features as a replacement for the basic death benefit which is the standard death benefit for the Transitions Custom Plan:

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
1. Basic Death Benefit with 3 Year Reset Feature	0.10%	0.20%	0.30%	0.70%

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
2. Basic Death Benefit with 5% Roll-up Feature	0.40%	0.50%	0.75%	1.20%

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
3. Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%	0.55%	0.80%

Table Of Fees And Expenses

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+

4. Basic Death Benefit with Combination Feature	0.45%	0.50%	0.80%	1.25%

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan.

	Current Charge	Maximum Charge

1. Earnings Enhancement Benefit if added to the Basic Death Benefit	0.25%	0.45%

	Current Charge	Maximum Charge

2. Earnings Enhancement Benefit if added to the Contract Value Death Benefit	0.30%	0.45%

	Current Charge	Maximum Charge

3. Earnings Enhancement Benefit if added to the Basic Death Benefit with 3 Year Reset Feature	0.20%	0.45%
	Current Charge	Maximum Charge

4. Earnings Enhancement Benefit if added to the Basic Death Benefit with 5% Roll-Up Feature	0.15%	0.45%

	Current Charge	Maximum Charge

5. Earnings Enhancement Benefit if added to the Basic Death Benefit with Annual Ratchet Feature	0.15%	0.45%

	Current Charge	Maximum Charge

6. Earnings Enhancement Benefit if added to the Basic Death Benefit with Combination Feature	0.15%	0.45%

Guaranteed Minimum Income Benefits

For an additional charge, you can elect one of the following three guaranteed minimum income benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

1. Return of Purchase Payment Guaranteed Minimum Income Benefit	0.05%	0.20%

	Current Charge	Maximum Charge

2. 3% Guaranteed Minimum Income Benefit	0.20%	0.30%

	Current Charge	Maximum Charge

3. 5% Guaranteed Minimum Income Benefit	0.35%	0.55%

Guaranteed Minimum Accumulation Benefits

For an additional charge, you can elect one of the following two guaranteed minimum accumulation benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

1. Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%

Table Of Fees And Expenses

	Current Charge	Maximum Charge

2. Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%

Nursing Home Waiver Benefit

For an additional charge, you can elect the nursing home waiver as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

Nursing Home Waiver Feature	0.05%	0.10%

Equalizer Benefit

For an additional charge, you can elect the equalizer benefit as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge

Equalizer Benefit Feature	0.50%	0.60%

Table Of Fees And Expenses

Table of Fees and Expenses  for the Transitions Packages I, II & III

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.*	12 free transfers per calendar year, thereafter, $20 per transfer.
*	Currently, any transfers you make by using our automated voice response system or the internet (subject to availability) as well as any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

	Current	Maximum
Contingent Deferred Sales Charge (as a percentage of the amount withdrawn or applied to an annuity option)	0%—7%**	7%**
**	Contingent Deferred Sales Charge Schedule
Contract Year	1	2	3	4	5	6	7	8 and later
Percentage	7%	7%	7%	6%	5%	4%	3%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current	Maximum
Annual Contract Maintenance Charge	$40***	$60

***	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Separate Account Annual Expenses
(as a percentage of average account value)	Current	Maximum

	Transitions Package I	Transitions Package I

Mortality and Expense Risk Charge	0.80%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	0.95%	1.75%

	Transitions Package II	Transitions Package II

Mortality and Expense Risk Charge	1.15%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.30%	1.75%

	Transitions Package III	Transitions Package III

Mortality and Expense Risk Charge	1.40%	1.50%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.55%	1.75%

Table Of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	1.76%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
American Century VP Income & Growth Fund	0.70%	0.00%	—		0.70%
American Century VP Value Fund[1]	0.95%	0.00%	—		0.95%
American Funds® Asset Allocation Fund (Class 2)*	0.45%	0.00%	0.25%		0.70%
American Funds® Growth-Income Fund (Class 2)*	0.35%	0.00%	0.25%		0.60%
Calvert Social Balanced Portfolio[2]	0.70%	0.21%	—		0.91%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.58%	0.10%	—		0.68%	[3]
Fidelity® VIP Growth Portfolio (Service Class)	0.58%	0.09%	0.10%		0.77%	[3]
Franklin Small Cap Value Securities Fund (Class 2)*	0.59%	0.20%	0.25%	[4]	1.04%	[5]
INVESCO VIF — Financial Services Fund	0.75%	0.34%	—		1.09%
INVESCO VIF — Health Sciences Fund	0.75%	0.32%	—		1.07%
INVESCO VIF — Technology Fund	0.75%	0.36%	—		1.11%
Janus Aspen Balanced Portfolio (Service)	0.65%	0.02%	0.25%		0.92%
Janus Aspen Capital Appreciation Portfolio (Service)	0.65%	0.02%	0.25%		0.92%
Janus Aspen Worldwide Growth Portfolio (Service)	0.65%	0.05%	0.25%		0.95%
MFS® Investors Trust Series	0.75%	0.13%	—		0.88%
MFS® New Discovery Series	0.90%	0.15%	—		1.05%	[6]
MML Blend Fund	0.39%	0.03%	—		0.42%	[7]
MML Emerging Growth Fund	1.05%	0.71%	—		1.76%	[7]
MML Enhanced Index Core Equity Fund	0.55%	0.40%	—		0.95%	[7]
MML Equity Fund	0.38%	0.04%	—		0.42%	[7]
MML Equity Index Fund (Class I)	0.10%	0.34%	—		0.44%
MML Growth Equity Fund	0.80%	0.28%	—		1.08%	[7]
MML Inflation-Protected Bond Fund*	0.60%	0.11%	—		0.71%	[7]
MML Large Cap Value Fund	0.80%	0.12%	—		0.92%	[7]
MML Managed Bond Fund	0.46%	0.01%	—		0.47%	[7]
MML Small Cap Equity Fund	0.65%	0.12%	—		0.77%	[7]
MML Small Cap Growth Equity Fund	1.07%	0.17%	—		1.24%	[7]
MML Small Company Opportunities Fund	1.05%	0.24%	—		1.29%	[7]

Table Of Fees And Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.01%	—		0.68%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.01%	—		0.66%
Oppenheimer Global Securities Fund/VA	0.65%	0.02%	—		0.67%
Oppenheimer High Income Fund/VA	0.74%	0.03%	—		0.77%
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—		1.12%
Oppenheimer Main Street® Fund/VA8	0.68%	0.01%	—		0.69%
Oppenheimer Money Fund/VA	0.45%	0.02%	—		0.47%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.02%	—		0.74%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—		0.79%	[9]
Scudder VIT EAFE® Equity Index Fund	0.45%	0.47%	—		0.92%	[10]
Scudder VIT Small Cap Index Fund	0.35%	0.26%	—		0.61%	[11]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—		0.85%
Templeton Foreign Securities Fund (Class 2)	0.70%	0.20%	0.25%	[4]	1.15%	[5]

* Subject to state availability.

1 This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.

2 Expenses are based on the portfolio’s most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

3 Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. If these reductions were reflected Total Net Operating Expenses would be as follows: Fidelity® VIP Contrafund® Portfolio (Initial Class) 0.64% and Fidelity® VIP Growth Portfolio (Service Class) 0.71%. These offsets may be discontinued at any time.

4 The fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the fund’s prospectus.

5 The Manager had agreed in advance to reduce its fee to reflect reduced services resulting from the fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 1.01% for the Franklin Small Cap Value Securities Fund and 1.13% for the Templeton Foreign Securities Fund.

6 The MFS® New Discovery Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS® New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS® New Discovery Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Net Operating Expenses would be equal to 1.04%.

7 MassMutual has agreed to bear expenses of the funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.91%, 0.76%, 1.18%, and 1.16%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund and MML Managed Bond Fund in 2002. For the MML Inflation-Protected Bond Fund, expenses are based on estimated amounts for the first full fiscal year of the fund. Other expenses for this fund are not expected to exceed 0.11%, so no reimbursement is expected in 2003.

8 Prior to May 1, 2003 this fund was called Oppenheimer Main Street® Growth and Income Fund/VA.

9 OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

10 The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit Total Fund Operating Expenses to 0.65% of the average daily net assets of the fund until April 30, 2005.

11 The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit Total Fund Operating Expenses to 0.45% of the average daily net assets of the fund until April 30, 2005.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples – Transitions Custom Plan

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply (the maximum expenses include separate account expenses of 1.75% and a charge of 3.90%, which is the maximum charge for the maximum number of additional contract features under the Transitions Custom Plan), and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,353	$2,682	$3,872	$6,626	$741	$2,167	$3,522	$6,626
Sub-account with minimum total operating expenses	1,234	2,355	3,368	5,814	612	1,816	2,992	5,814

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that you purchased the standard Transitions Custom Plan contract and did not elect any additional contract features (0.95% total separate account expenses),

• that the current fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$926	$1,534	$1,968	$3,099	$280	$859	$1,464	$3,099
Sub-account with minimum total operating expenses	800	1,155	1,320	1,712	145	452	781	1,712

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.06%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.09%. This charge is based on an anticipated average contract value of $67,300.

The examples do not reflect any premium taxes.   However, premium taxes may apply.

There is an accumulation unit value history in Appendix A - Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

Examples – Transitions Packages I, II & III

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply (for total separate account charges we assumed the maximum charge for Transitions Packages I, II & III of 1.75%), and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$967	$1,617	$2,241	$3,862	$362	$1,103	$1,864	$3,862
Sub-account with minimum total operating expenses	843	1,244	1,615	2,594	229	706	1,210	2,594

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the current fees and expenses in the Table of Fees and Expenses apply (for total separate account charges we assumed the current charge for Transitions Package III of 1.55%), and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$946	$1,554	$2,137	$3,657	$340	$1,036	$1,755	$3,657
Sub-account with minimum total operating expenses	822	1,178	1,503	2,358	206	636	1,093	2,358

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.06%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.09%. This charge is based on an anticipated average contract value of $67,300.

The examples do not reflect any premium taxes.   However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

MassMutual TransitionsSM

General Overview

This annuity is a contract between you, the owner, and us, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract for both full and partial annuity payments.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase, you can apply purchase payments to your contract. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include forty-three funds and multiple fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of an income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial purchase payment. The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

The Company/General Overview

The term age when we refer to it in this prospectus is a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

General Overview

Table I describes the differences between Transitions Packages I, II, and III and the Transitions Custom Plan. Table II provides a comparison of the charges for certain contract features available under both the Transitions Custom Plan and the Transitions Package Plan. Table III provides additional detail about the Transitions Custom Plan.

Please refer to the Description of the Transitions Custom Plan and the Transitions Package Plan on page 5 of this prospectus for more detail on the differences between these two versions of the contract.

Table I – Transitions Custom Plan and Transitions Packages I, II, and III

Contract Feature*	Package I	Package II	Package III	Custom Plan
Total Separate Account Annual Expenses[1]	0.95%	1.30%	1.55%	0.95%
Death Benefit[2]	Basic Death Benefit	Basic Death Benefit with 5% Roll-up Feature[8]	Basic Death Benefit with Annual Ratchet Feature	A choice of six death benefits (a charge or credit may apply)
Earnings Enhancement Benefit[2]	Not Available	Not Available	Automatically added as a supplement to the Basic Death Benefit with Annual Ratchet Feature	Available as a supplement to any of the death benefit features for an additional charge
Free Withdrawals[3]	10% free withdrawal provision	10% free withdrawal provision	15%/cumulative to 30% free withdrawal provision	A choice of three free withdrawal features. (a charge may apply)
Nursing Home Waiver– Waiver of Contingent Deferred Sales Charge[4]	Not Available	Included	Included	Available for an additional charge
Contingent Deferred Sales Charge[5]	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	Choice of three contingent deferred sales charge schedules (a credit or charge may apply)
Credit Features[6]	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit; Persistency Credit
Guaranteed Minimum Income Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge
Guaranteed Minimum Accumulation Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge
Equalizer Benefit Feature[7]	Not Available	Not Available	Not Available	Available with an additional charge

*Certain contract features may not be available in all states.

1See “Table of Fees and Expenses” and “Expenses” for further explanation.

2See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

3See “Free Withdrawals” and “Additional Transactions Custom Plan Contract Features” for further explanation.

4See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

5See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.

6See “Credit Features” for further explanation.

7See “Additional Transitions Custom Plan Contract Features” for further explanation.

8In certain states, the Package II Death Benefit may be the Basic Death Benefit with 3 Year Reset Feature.

General Overview

Table II

There are potential cost differences between the Transitions Custom Plan and the Transitions Package Plan, even when contract features are selected under the Transitions Customs Plan to match the features of a Transitions Package Plan. The table illustrates the current and maximum charges you would incur if you elected contract features under the Transitions Custom Plan that match the contract features that are included under each of the Transitions Package Plans.

	Custom Plan		Package I
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit	—	—	—	—
10% Free Withdrawal	—	—	—	—

Total Separate Account Expenses	0.95%	1.75%	0.95%	1.75%
Total Charges	0.95%	1.75%	0.95%	1.75%

	Custom Plan		Package II
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit with 5% Roll-up Feature3	0.40%	0.50%-1.20%[2]	—	—
10% Free Withdrawal	—	—	—	—
Nursing Home Waiver	0.05%	0.10%	—	—
Total Separate Account Expenses	0.95%	1.75%	1.30%	1.75%
Total Charges	1.40%	2.35%-3.05%	1.30%	1.75%

	Custom Plan		Package III
Contract Features1	Current	Maximum	Current	Maximum

Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%-0.80%[2]	—	—
Earnings Enhancement Benefit	0.15%	0.45%	—	—
15% Cumulative to 30% Free Withdrawal	0.15%	0.15%	—	—
Nursing Home Waiver	0.05%	0.10%	—	—
Total Separate Account Expenses	0.95%	1.75%	1.55%	1.75%
Total Charges	1.55%	2.80%-3.25%	1.55%	1.75%

1Certain contract features may not be available in all states.

2The maximum charges for these contract features vary by age. Please see the Table of Fees and Expenses for the Transitions Custom Plan for further explanation.

3In certain states, the death benefit available under Transitions Package II may be the Basic Death Benefit with 3 Year Reset Feature. The total current and maximum charges under Transitions Package II in these states are 1.30% and 1.75%, respectively. The current charge for this death benefit feature under the Transitions Custom Plan is 0.10%. The maximum charge for this death benefit feature under the Transitions Custom Plan varies by age and is 0.20%-0.70%. The total current and maximum charges for a Transitions Custom Plan with contract features that match Transitions Package II contract features (as available in contracts issued in these states) are 1.10% and 2.05%-2.55%, respectively. Please see the Table of Fees and Expenses for the Transitions Custom Plan for further explanation of the maximum charges for this death benefit feature.

Please note that, at your option, you may select additional contract features under the Transitions Custom Plan, for additional charges, that are not available under the Transitions Package Plan. We also note that the persistency credit is automatically included in the Transitions Custom Plan and not in the Transitions Package Plan; the persistency credit is included in the price of the Transitions Custom Plan.

General Overview

Table III – Transitions Custom Plan
Contract Feature**
Total Separate Account Annual Expenses[1]	0.95%
Death Benefit[2]

You automatically receive the Basic Death Benefit, unless you choose one of the following features.

Instead of the Basic Death Benefit, you can choose any one of the following:

• Contract Value Death Benefit (credit)

• Basic Death Benefit with 3 Year Reset Feature (charge)

• Basic Death Benefit with 5% Roll-up Feature (charge)

• Basic Death Benefit with Annual Ratchet Feature (charge)

• Basic Death Benefit with Combination Feature (charge)

Earnings Enhancement Benefit[2]

Available, for an additional charge, if you add it to one of the following Death Benefits:

• Contract Value Death Benefit

• Basic Death Benefit

• Basic Death Benefit with 3 Year Reset Feature

• Basic Death Benefit with 5% Roll-up Feature

• Basic Death Benefit with Annual Ratchet Feature

• Basic Death Benefit with Combination Feature

Free Withdrawals*[3]

You automatically receive a 10% free withdrawal feature, unless you replace this with one of the following features:

Instead of the 10% free withdrawal feature, you can elect one of the following:

• 10%/20% Free Withdrawal Feature (charge)

• 15%/Cumulative to 30% Free Withdrawal Feature (charge)

Nursing Home Waiver – Waiver of Contingent Deferred Sales Charge*[4]	Available for an additional charge.
Contingent Deferred Sales Charge*[5]

You automatically receive the 7 year contingent deferred sales charge schedule.

Instead of the 7 year contingent deferred sales charge schedule, you may elect one of the following with a credit given or a charge assessed:

• 5 year contingent deferred sales charge schedule (charge)

• 9 year contingent deferred sales charge schedule (credit)

Credit Features[6]	• Case Size Credit • Electronic Document Delivery Credit • Persistency Credit
Guaranteed Minimum Income Benefit Feature[7]

You may elect, for an additional charge, one of the following Guaranteed Minimum Income Benefit features:

• Return of Purchase Payment

• 3% Guaranteed Minimum Income Benefit

• 5% Guaranteed Minimum Income Benefit

Guaranteed Minimum Accumulation Benefit Feature[7]	You may elect, for an additional charge, one of the following Guaranteed Minimum Accumulation Benefit features: • Return of Purchase Payment • Two Times Return of Purchase Payment
Equalizer Benefit Feature*[7]	Available for an additional charge

*Contract features marked with an asterisk (*) under the Transitions Custom Plan are only available for selection at the time you purchase your contract.

**Certain contract features may not be available in all states.

1See “Table of Fees and Expenses” and “Expenses” for further explanation.

2See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

3See “Free Withdrawals” and “Additional Transitions Custom Plan Contract Features” for further explanation.

4See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

5See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.

6See “Credit Features” for further explanation.

7See “Additional Transitions Custom Plan Contract Features” for further explanation.

General Overview

Ownership of the Contract

Owner

The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person, such as a corporation or trust. We will not issue a contract to you if you have passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract.

If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the owner and joint owner for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A surviving spouse who is the primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$15,000 when the contract is bought as a non-qualified contract; or

•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity).

The minimum amount that you may allocate to a Long-Term Guarantee Fixed Account is $1,000.

If, when you apply for your contract, you elect to make purchase payments under our automatic investment plan option, we will allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$1,250 for a non-qualified contract, or

•	$166.66 for an IRA contract.

Additional purchase payments may be made to this contract. However, additional purchase payments of less than $250 are subject to our approval. We will accept additional purchase payments of as little as $100 if you have selected our automatic investment plan option, described below.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75 1/2; or

•	$500,000 if older than age 75 1/2.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest joint owner.

You may make your initial purchase payment, along with your complete application, by giving them to your registered representative. You can make additional purchase payments:

•	By mailing your check that clearly indicates your name and contract number to our lockbox:

•	First Class Mail:

MassMutual—Transitions

75 Remittance Drive, Suite 1465

Chicago, IL 60675-1465

•	Overnight Mail:

MassMutual—Transitions

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 1465

Chicago, IL 60654

•	By instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $100. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you allocated your initial purchase payment to a DCA Fixed Account or you give us different allocation instructions. If you own the contract with a joint owner, we will accept allocation instructions from either you or the other owner, unless we are instructed otherwise.

Purchasing a Contract

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

Once we receive your initial purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need to issue your contract, we will contact you to obtain it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we obtain all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not provide us all of the information we need, we will contact you to obtain it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

You have a number of investment choices in this contract. These investment choices currently include multiple fixed account options as well as 43 funds which are offered through our separate account. All of the investment choices are currently available under the Transitions Custom Plan and the Transitions Package Plan versions of the contract.

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We currently divide the separate account into 43 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

The Funds

Subject to state availability, the contract offers 43 funds which are listed below. Additional funds may be added in the future.

Purchasing a Contract/Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

American Century® Variable Portfolios, Inc.

American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A

Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century VP Value Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)*	Adviser: Capital Research and Management Company Sub-Adviser: N/A

Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

American Funds® Growth-Income Fund (Class 2)*	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio	Adviser: Calvert Asset Management Company, Inc. Sub-Adviser: Brown Capital Management, Inc. and SSgA Funds Management, Inc.

Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and that satisfy the portfolio’s investment and social criteria.

Fidelity® Variable Insurance Products (“VIP”) Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.

Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Fidelity® VIP Growth Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.

Seeks to achieve capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in companies that it believes have above-average growth potential (stocks of these companies are often called “growth” stocks); Investing in domestic and foreign issuers; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)*	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A

Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund’s manager invests in small companies that it believes are undervalued.

Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A

Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.

INVESCO Variable Investment Funds, Inc.

INVESCO VIF-Financial Services Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF-Health Sciences Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF-Technology Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital appreciation. The fund normally invests primarily in the equity securities of companies engaged in technology-related industries.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital. The portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A

Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

MFS® Variable Insurance Trustsm

MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MFS New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to out perform the total return performance of its benchmark index, the S&P 500 Index®[1], while maintaining risk characteristics similar to those of the benchmark.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®[1].

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Inflation-Protected Bond Fund*	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in inflation-indexed securities issued by the U.S. government and other high quality issuers.

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®[1].

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/ VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Oppenheimer Main Street® Fund/VA4	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund mainly invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock of which is outside the United States.

Scudder Investment VIT Funds[5]

Scudder VIT EAFE® Equity Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.

Seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“EAFE Index”)[2]. The fund will invest primarily in stocks of companies that comprise the EAFE Index, in approximately the same weightings as the EAFE Index.

Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index[3], which emphasizes stocks of small U.S. companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in large and medium-sized blue chip growth companies.

T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400 Index or the Russell MidCap Growth Index.

* Subject to state availability.

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

2 The MSCI EAFE Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Deutsche Asset Management, Inc.

3 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

4 Prior to May 1, 2003, this Fund was called the Oppenheimer Main Street® Growth and Income Fund/VA.

5 Prior to May 1, 2003, known as Deutsche Asset Management VIT Funds (Deutsche VIT Funds).

Investment Choices

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

The Fixed Accounts

In most states, we offer the following fixed accounts as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”);

•	Fixed Accounts with a Long-Term Guarantee (the “Long-Term Guarantee Fixed Accounts”); and

•	The Fixed Account (collectively, “the fixed accounts”).

The fixed accounts are investment options within our general account. Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract. We have not registered the interests in the fixed accounts with the SEC in reliance on exemptions under the Securities Act of 1933.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in the DCA Fixed Account to The Fixed Account or a Long-Term Guarantee Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of three DCA Fixed Accounts:

a)	DCA Fixed Account with a DCA Term of 6 months;

b)	DCA Fixed Account with a DCA Term of 12 months; or

c)	DCA Fixed Account with a DCA Term of 18 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. Your DCA Term will terminate upon your death or the annuitant’s death. You may participate in only one DCA Fixed Account at a time.

We will only accept a purchase payment into a DCA Fixed Account as of the beginning of a DCA Term. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity contract or certificate issued by us or any of our affiliates cannot be allocated to the DCA Fixed Account. You cannot transfer current contract value to a DCA Fixed Account. We will only accept a new purchase payment of at least $5,000. We reserve the right to reject purchase payments.

We only make scheduled monthly transfers from the DCA Fixed Account. The minimum amount you can transfer is $250. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account. If you withdraw the entire contract value during a DCA term we will apply our normal withdrawal provisions.

You may make a one-time transfer for your remaining contract value in the DCA Fixed Account into the fund(s) indicated by your current DCA Fixed Account transfer instructions prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to the DCA Fixed Account at a time when your annuity date would be less than the currently offered DCA Term, the expiration of your DCA Term will be your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. The interest rate you will receive for

Investment Choices

the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Long-Term Guarantee Fixed Accounts.  We currently offer four Long-Term Guarantee Fixed Accounts. You may allocate purchase payments or transfer part of your contract value to the Long-Term Guarantee Fixed Accounts during the accumulation phase of your contract. We will only accept a purchase payment or transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment or transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply the purchase payment or transferred contract value to the Long-Term Guarantee Fixed Account and ends on the last day of a guarantee period. Amounts you allocate or transfer to any of the Long-Term Guarantee Fixed Accounts earn interest at the guaranteed rate applicable to the Long-Term Guarantee Fixed Account on the date we credit the amount to the Long-Term Guarantee Fixed Account. The interest rate we credit remains constant during the Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time.

We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request at our Annuity Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Account to another investment choice. If you have not elected otherwise by written request sent to our Annuity Service Center, we will automatically invest your contract value in the Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

We will send you a written notice of the guaranteed interest rate for a renewal Long-Term Guarantee Fixed Account for each available guarantee period before the last day of each guarantee period. The guaranteed interest rate for a renewal Long-Term Guarantee Fixed Account will be no less than 3% per year.

Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

Please refer to Appendix B to review the formula used to calculate the interest rate factor adjustment.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into or from The Fixed Account, subject to certain limitations. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the fixed accounts.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value invested in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Transfers

You can transfer all or part of your contract value. Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You can make a transfer to or from any fund, the Long-Term Guarantee Fixed Accounts, and The Fixed Account. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount that you can transfer to a Long-Term Guarantee Fixed

Account is $1,000. We currently do not restrict the amount that you can transfer to a fund or The Fixed Account. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less.

Contract Value

(2)	We currently do not require that a minimum balance remain in the fund, The Fixed Account or Long-Term Guarantee Fixed Accounts after a transfer. However, we reserve the right to impose a requirement that a $1,000 minimum balance remain in these investment choices after a transfer.

(3)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(4)	We limit transfers out of The Fixed Account. During the first contract year, we limit transfers from The Fixed Account to 30% of your contract value allocated to The Fixed Account as of the time of the first transfer. We limit transfers from The Fixed Account during any subsequent contract year to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive years, your transfer in the fourth consecutive year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

(5)	We allow transfers from a Long-Term Guarantee Fixed Account only during the window period. We will not apply an interest rate factor adjustment to a transfer from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the following guarantee period.

(6)	We consider The Fixed Account, the Long-Term Guarantee Fixed Accounts, and the Oppenheimer Money Fund/VA to be “competing accounts.” We allow transfers from the Oppenheimer Money Fund/VA to The Fixed Account and the Long-Term Guarantee Fixed Accounts. We also allow transfers from a Long-Term Guarantee Fixed Account to any of the competing accounts. Otherwise, we do not allow transfers between competing accounts. For a period of 90 days following a transfer out of a competing account, you may not transfer contract value into the same account or into any other competing account.

(7)	Any transfers you make by using our automated voice response system or the internet (subject to availability) as well as any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account is $1,000 unless you have transferred the entire value.

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

Contract Value

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Separate Account Dollar Cost Averaging Program

The Separate Account Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Separate Account Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Separate Account Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer contract value from in order to participate in the Separate Account Dollar Cost Averaging Program. The minimum amount you can currently transfer is $100. We reserve the right to increase that minimum to $250.

The minimum duration of participation in any Separate Account Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if we receive your fully completed written request or your request over the telephone at our Annuity Service Center less than 5 business days from the date you selected for your first dollar cost averaging transfer, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Separate Account Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or your request over the telephone and payment. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Separate Account Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Separate Account Dollar Cost Averaging Program at a time. Further, if you are participating in the Separate Account Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, Interest Sweep Option, or a DCA Fixed Account.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	if the last transfer you selected has been made;

•	upon your death or the annuitant’s death;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We do not charge you for participation in the Separate Account Dollar Cost Averaging Program. We have the right to modify, terminate or suspend the Separate Account Dollar Cost Averaging Program.

Contract Value

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

We do not charge you for participation in the Automatic Rebalancing Program. You cannot participate in the Automatic Rebalancing Program if you are participating in a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the MML Managed Bond Fund and 60% to be in the Oppenheimer Aggressive Growth Fund/VA. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the

MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Oppenheimer Aggressive Growth Fund/VA to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds, except the Oppenheimer Money Fund/VA. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	upon your death;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

We do not charge you for participation in the Interest Sweep Option. You may not participate in the Interest Sweep Option if you are participating in a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

Withdrawals

During the accumulation phase you may withdraw all or a portion of your contract value at any time.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds, The Fixed Account, and Long-Term Guarantee Fixed Accounts. Currently, the minimum withdrawal amount must be $100 or the entire value in a fund, The Fixed Account, or a Long-Term Guarantee Fixed Account, if less. However, we reserve the right to increase the minimum withdrawal amount to $250.

Contract Value

Unless the partial withdrawal is a minimum required distribution, we require that after you make a partial withdrawal you keep at least $2,000 in an IRA contract. For non-qualified contracts, the amount is $5,000. Withdrawals may be subject to the assessment of a contingent deferred sales charge. Unless the withdrawal is during the window period, any withdrawal of contract value from a Long-Term Guarantee Fixed Account will also be subject to an interest rate factor adjustment.

We calculate partial withdrawals from The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first-out basis. In other words, we withdraw amounts attributed to the oldest purchase payments first; then we withdraw amounts attributed to the next oldest purchase payment; and so on.

When you make a total withdrawal you will receive the value of your contract:

•	less any contingent deferred sales charge, if applicable;

•	less any applicable premium tax;

•	less any interest rate factor adjustment, if applicable;

•	less any contract maintenance charge, if applicable, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, you must submit to the Annuity Service Center, our fully completed surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  We do not allow full withdrawal requests by telephone. However, you may request a partial withdrawal by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans); and

•	Partial withdrawal requests by telephone will not be available to you if you have elected the nursing home waiver benefit and the benefit is in effect.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our fully completed surrender form and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $10,000 to initiate the withdrawal plan. We do not assess a charge if you participate in this program.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus.

Your systematic withdrawal program will begin on the start date you selected as long as we receive a fully completed written request or your request over the telephone at least five business days before the start date you selected. If you elect to

Contract Value

receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we require 10 business days notice to implement this change.

Your contract value in a Long-Term Guarantee Fixed Account or in a DCA Fixed Account is not eligible to participate in a systematic withdrawal program.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	if we process the last withdrawal you selected;

•	upon your death or the annuitant’s death;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties, contingent deferred sales charges, and certain restrictions may apply to any withdrawal you make.

Transfers Between Transitions Packages I, II & III

If you elect Transitions Package I, II, or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II, or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II, or III.

If you elect Transitions Package I, II, or III, you may transfer among those three Transition Packages subject to the following rules:

•	You will not be able to move between the Transition Packages until your second contract anniversary and then only on any contract anniversary thereafter. Your contract anniversary is one calendar year from the date we issued your contract.

•	In order to transfer between Transitions Packages, we must receive your written request for the transfer at our Annuity Service Center from you at least 7 calendar days prior to your contract anniversary.

•	The effective date of your newly elected Transitions Package is the contract anniversary at the end of the 7 calendar day election period.

•	Your policy must meet the minimum contract values ($15,000 for non-qualified contracts and $2,000 for qualified contracts).

•	Only one Transitions Package may be in effect at any time.

•	We will issue you a new contract schedule upon your transfer.

Contract Value/Transfers Between Transitions Packages, I, II & III

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

	Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.80%	0.80%	1.15%	1.40%

This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We can increase the mortality and expense risk charge, but the charge will never exceed 1.50% for the Transitions Custom Plan or Transitions Packages I, II, and III.

Administrative Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

	Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.15%	0.15%	0.15%	0.15%

We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25% for the Transitions Custom Plan or Transitions Packages I, II, and III.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected. The amount of this charge may vary by state.

If you make a total withdrawal of your contract value, and your contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If you apply your entire contract value to an annuity option on a date other than your contract anniversary and your contract value is less than $100,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct the annual contract maintenance charge pro rata from each payment regardless of the contract value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on any amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity option. We use this charge to cover certain expenses relating to the sale of the contract.

Expenses

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge from the contract value. You will receive a check for the net amount.

The amount of the charge depends on the length of time between when we issued your contract and when you make a withdrawal or apply an amount to an annuity option. The contingent deferred sales charge for the standard Transitions Custom Plan contract and Transitions Packages I, II & III is assessed as follows:

Contract Year of Withdrawal or Annuity Date	Charge

1st Year	7%

2nd Year	7%

3rd Year	7%

4th Year	6%

5th Year	5%

6th Year	4%

7th Year	3%

8th Year and thereafter	0%

We guarantee that the aggregate contingent deferred sales charge will never exceed 9% of your total purchase payments.

In addition to the free withdrawals and nursing home waiver benefit described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.

•	Currently, upon payment of a minimum required distribution that exceeds the free withdrawal amount.

•	If you are 59 1/2 or older, and you apply part of or all of your contract value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed term payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply part of or all of your contract value:

•	under a variable lifetime payment option; or

•	under a variable fixed time payment option, with payments for 10 years or more.

•	If you surrender your contract before April 30, 2003, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

•	If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

In most states, you may elect a different contingent deferred sales charge schedule under the Transitions Custom Plan. We will provide a credit to your contract or assess an additional charge to your contract depending upon the contingent deferred sales charge feature you elect. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Free Withdrawals

The following free withdrawal provisions are available:

Transitions Custom Plan:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal

Expenses

amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

In most states, there are other free withdrawal features available under the Transitions Custom Plan for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Transitions Packages I & II:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

Transitions Package III:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

For partial withdrawals only, you may carry forward any unused portion of the free withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year. There will be no allowance for unused free withdrawal amounts accumulated while you participated in Transitions Package I or II.

You may take the 15% in multiple withdrawals each contract year.

Nursing Home Waiver Benefit

Subject to state availability, if you have elected Transitions Package II or III , you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected Transitions Package II or III.

•	This waiver is not available if you resided in a licensed nursing care facility within 2 years prior to your election of Transitions Package II or III.

•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.

•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

•	If you transfer to Transitions Package I from either Transitions Package II or III, the nursing home waiver will no longer be available as of the effective date of your transfer to Transitions Package I.

•	If the nursing home waiver benefit is in effect, you may not participate in a systematic withdrawal program.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

The nursing home waiver benefit is not a standard feature in the Transitions Custom Plan contract. However, in most states you may elect the nursing home waiver benefit as an additional contract feature for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Expenses

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract value is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 per transfer. Any transfers you make by using our automated voice response system or the internet (subject to availability) as well as any transfers made as part of the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct the transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer. If you transfer contract value from more than one investment choice, we will allocate any transfer fee on a pro-rata basis in proportion to the amount you transferred from each investment choice.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee.

We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses

Credit Features

In most states, the contract provides for three credit features. We will pay the case size credit from the expense efficiencies that result from contracts with higher contract values. We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format. We will pay the persistency credit out of increased revenues we receive from contract charges assessed against contracts that are in force for longer periods of time. We provide these credit amounts in lieu of reducing expenses directly.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your immediately following contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to the Oppenheimer Money Fund/VA.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Case Size Credit

We will provide a credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for each contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is between $250,000 and $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value exceeds $1 million as of the end of the immediately preceding contract year.

Electronic Document Delivery Credit

For any contract year prior to 2008, we will provide an annual $24 credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract on your contract anniversary in each contract year if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semi-annual reports of the underlying funds.

We reserve the right to terminate this credit feature at any time after 2007.

Persistency Credit

At the end of each contract year following the expiration of the contingent deferred sales charge period associated with your contract, we will calculate a credit in the amount of 0.05% and apply that credit to your contract on your immediately following contract anniversary date.

This credit is available only under the Transitions Custom Plan. We reserve the right to reduce this credit to 0.02% in the future.

Credit Features

The Income Phase

If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of five annuity options. You must specify the portion of your contract value that is to be applied to the annuity options. We will treat any request to apply part of your contract value so that you can receive an annuity payment as a withdrawal. If you elect to apply only part of your contract value to an annuity option, the minimum amount that you can apply is $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to 1 per contract year.

Please consult a tax adviser prior to applying a portion of your contract value to an annuity option in order to discuss the tax implications associated with such a transaction.

You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date cannot be earlier than 5 years after you buy the contract for both full and partial annuity payments.

You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Life Income with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except

Annuity Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account or a Long-Term Guarantee Fixed Account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA that date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 7 things:

•	the value of your contract on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the deduction of an interest rate factor adjustment, if applicable;

•	the annuity option you select; and

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

The Income Phase

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 7 things:

•	the value of your contract on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any); and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

You may not elect a variable annuity payment  if you are exercising the Guaranteed Minimum Income Benefit feature.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. We may consent to other plans of payment in addition to the following annuity options:

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and  2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain Annuity.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If you would like to receive all or part of the present value of the variable periodic payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Limitation on Payment Options.  If you purchase a contract as an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

The Income Phase

Death Benefit

Death of Contract Owner During the Accumulation  Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit depends upon the death benefit feature in effect at the time of your death, the age of the oldest joint owner, or the annuitant’s death, if the contract is owned by a non-natural entity.

If you are age 80 or beyond when you elect a death benefit feature or transfer between Transition Packages, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you transfer between the Transitions Packages or change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Transitions Custom Plan:

There are a number of death benefit features available under the Transitions Custom Plan. However, certain death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the other death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Basic Death Benefit:  Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value, or

•	your purchase payments, less any withdrawals and any applicable charges determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit

Transitions Package I:

The death benefit feature available under Transitions Package I is the basic death benefit.

Basic Death Benefit.  Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value, or

•	your purchase payments, less any withdrawals and any applicable charges determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Transitions Package II:

The death benefit feature available under Transitions Package II is the basic death benefit with 5% roll-up feature.

Basic Death Benefit with 5% Roll-up Feature.  Prior to you reaching age 80, the death benefit is the greatest of:

•	your contract value,

•	your purchase payments less withdrawals and applicable charges, or

•	the value of the roll-up feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

We recalculate the roll-up feature when we receive a purchase payment from you or if you make a withdrawal as follows:

1.	The roll-up feature is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments less any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.

2.	For purchase payments, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the purchase payment plus the purchase payment.

3.	For withdrawals, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated roll-up feature accumulated to the date of withdrawal.

4.	On any other date, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to that date.

If you elect Transitions Package II when we issue your contract, the initial roll-up feature will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package I, your contract value on the effective date of the transfer will act as your initial roll-up feature amount, subject to the cap of two times the total of all purchase payments less withdrawals. If you transfer to Transitions Package II from Transitions Package III, we will calculate your initial roll-up feature amount as if you elected Transitions Package II when we issued your previous Transitions Package.

If you transfer from Transitions Package II to Transitions Package I or III, the roll-up feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

Death Benefit

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

In certain states, the death benefit feature available under Transitions Package II may be the basic death benefit with 3 year reset feature.

Basic Death Benefit with 3 Year Reset Feature.  The death benefit will be the greatest of:

•	your contract value,

•	your purchase payments, less any withdrawals and applicable charges; or

•	the value of the 3 year reset feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we will recalculate the 3 year reset feature on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1.	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature is equal to your contract value at that time.

2.	For purchase payments, the 3 year reset feature is equal to the most recently calculated 3 year reset feature plus the purchase payment.

3.	For withdrawals, the 3 year reset feature is equal to the most recently calculated 3 year reset feature, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated 3 year reset feature.

At age 80 and beyond, the 3 year reset feature is the 3 year reset feature at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature calculation described in 2 and 3 above.

If you elect Transitions Package II when we issue your contract, the initial 3 year reset feature will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package I or III after we issue your contract, the initial 3 year reset feature will be equal to your purchase payments less any withdrawals and applicable charges. If you transfer from Transitions Package II to Transitions Package I or III, the 3 year reset feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Transitions Package III:

The death benefit feature available under Transitions Package III is the basic death benefit with annual ratchet feature.  In addition, we will automatically add the earnings enhancement benefit to your basic death benefit with annual ratchet feature. If you elect Transitions Package III after age 80, the earnings enhancement benefit will have no value.

Annual Ratchet Death Benefit Feature.  The amount of the death benefit will be the greatest of

•	your contract value,

•	your purchase payments less withdrawals and applicable charges, or

•	the value of the annual ratchet feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we recalculate the annual ratchet feature on a contract anniversary, when we receive a purchase payment from you, or when you make a withdrawal as follows:

1.	On each contract anniversary, the annual ratchet feature is equal to the greater of:

•	Your contract value or

•	the most recently calculated annual ratchet feature.

Death Benefit

2.	For purchase payments, the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	For withdrawals, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated annual ratchet feature.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted pursuant to the annual ratchet feature recalculation formula as described in “2” and “3” above.

If you elect Transitions Package III when we issue your contract, the initial annual ratchet feature will be equal to your initial purchase payment. If you transfer to Transitions Package III sometime after the issuance of your contract from either Transitions Package I or II, the initial annual ratchet feature is equal to your contract value on the effective date of your transfer to Transitions Package III. If you transfer from Transitions Package III to Transitions Package I or II, the annual ratchet feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Earnings Enhancement Benefit.  Subject to state availability, the earnings enhancement benefit acts as a supplement to the basic death benefit with annual ratchet feature. If you elect Transitions Package III after you reach age 80, the earnings enhancement benefit will have no value.

The additional benefit amount is a percentage of your contract’s earnings since you last elected Transitions Package III to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and

•	your purchase payments less withdrawals

as of the date of your death.

We base the applicable percentage upon your age as of the date of your last election of Transitions Package III as outlined in the following table:

Ages	Percentage of Earnings
0-69	40%
70-72	25%
73-75	18%
76-78	11%
79-80	7%
81+	0%

If your age is less than 70 as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age is 70 or over as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges.

If you transfer to Transitions Package III after we issue your contract, we will treat the greater of your contract value as of the effective date of your transfer to Transitions Package III or your purchase payments less any withdrawals, as your purchase payment amount for determining your benefit. If you transfer from Transitions Package III to Transitions Package I or II, we will reset the benefit amount and the death benefit under your new Transitions Package will be available. For the purposes of this benefit, we will take any withdrawals from earnings first.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Death Benefit

Death Benefit Payment Options During the Accumulation Phase

A beneficiary, who is not your surviving spouse, must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint participant.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

A surviving spouse who is the primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant. You cannot name a new annuitant once the Income Phase begins.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Additional Transitions Custom Plan  Contract Features

For an additional charge or credit, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect or provide your contract with a credit. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect. We will deduct the entire charge proportionally as follows:

1.	First, from the funds you are invested in as of the time we deduct the charge(s);

2.	If you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or

3.	If you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your next succeeding contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to the Oppenheimer Money Fund/VA.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Additional Contingent Deferred Sales Charge Features

Five Year Contingent Deferred Sales Charge Feature:

The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. For an additional charge of 0.20%, you can elect a five year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. You must elect this additional feature at the time you apply for a contract. We will assess this charge during the first five contract years while the contingent deferred sales charge schedule is in effect.

Additional Transitions Custom Plan Contract Features

The five year contingent deferred sales charge schedule is as follows:

Contract Year of Withdrawal or Annuity Date	CDSC Percentage
1	7%
2	7%
3	7%
4	6%
5	5%
6 or more	0%

Nine Year Contingent Deferred Sales  Charge Feature:

The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect. You must elect this additional feature at the time you apply for a contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract Year of Withdrawal or Annuity Date	CDSC Percentage
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision.

10%/20% Free Withdrawal Feature:

The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect.

15%/Cumulative to 30% Free Withdrawal Feature:

The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.15%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. For partial withdrawals only, you

Additional Transitions Custom Plan Contract Features

may carry forward any unused portion of the free

withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess this charge while your contingent deferred sales charge schedule is in effect.

Additional Death Benefit Features

There are a number of death benefit features available under the Transitions Custom Plan. However, certain additional death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date.

If you are age 80 or beyond when you elect a death benefit feature, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Contract Value Death Benefit:

You can elect the contract value death benefit to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. We apply the credit on your immediately following contract anniversary. We reserve the right to reduce this credit to 0.02% in the future.

The contract value death benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Basic Death Benefit with 3 Year Reset Feature:

You can elect the basic death benefit with 3 year reset feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.10%. We reserve the right to increase this charge, but it may never exceed 0.20% if you are age 60 or less; 0.30% if you are age 61 through age 70; or 0.70% if you are age 71 or older.

The death benefit will be the greatest of:

•	your contract value,

•	your purchase payments, less any withdrawals and applicable charges; or

•  the value of the 3 year reset feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we will recalculate the 3 year reset feature on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1.	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature is equal to your contract value at that time.

2.	For purchase payments, the 3 year reset feature is equal to the most recently calculated 3 year reset feature plus the purchase payment.

3.	For withdrawals, the 3 year reset feature is equal to the most recently calculated 3 year reset feature, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

Additional Transitions Custom Plan Contract Features

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated 3 year reset feature.

At age 80 and beyond, the 3 year reset feature is the 3 year reset feature at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature calculation described in 2 and 3 above.

If you elect this death benefit feature after we issue your contract, the initial 3 year reset feature on the date your election of this death benefit feature is effective will be equal to your purchase payments less withdrawals. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with 5% Roll-up Feature:

You can elect the basic death benefit with 5% roll-up feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.40%. We reserve the right to increase this charge, but it may never exceed 0.50% if you are age 60 or less; 0.75% if you are age 61 through age 70; or 1.20% if you are age 71 or older.

Prior to you reaching age 80, the death benefit is the greatest of:

•	your contract value,

•	your purchase payments less withdrawals and applicable charges, or

•	the value of the roll-up feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

We recalculate the roll-up feature when we receive a purchase payment from you or if you make a withdrawal as follows:

1.	The roll-up feature is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments adjusted for any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.

2.	For purchase payments, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the purchase payment plus the purchase payment.

3.	For withdrawals, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated roll-up feature accumulated to the date of withdrawal.

4.	On any other date, the roll-up feature is equal to the most recently calculated roll-up feature accumulated to that date.

If you elect this death benefit feature after we issue your contract, the initial roll-up feature on the date your election of this death benefit feature is effective is equal to your contract value at that time. If you elect this death benefit feature after we issue your contract and your prior death benefit feature was not the basic death benefit with combination feature, we must add the earnings enhancement benefit feature to your death benefit. Under these circumstances, the maximum benefit for the roll-up feature is equal to two times the contract value at the time of your election of the feature adjusted for subsequent purchase payments and withdrawals. If you elect this death benefit feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, the 5% roll-up death benefit feature will

Additional Transitions Custom Plan Contract Features

continue to accrue and the maximum limit will remain the same as under the basic death benefit with combination feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with Annual Ratchet Feature:

You can elect the basic death benefit with the annual ratchet feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.25%. We reserve the right to increase this charge, but it may never exceed 0.35% if you are age 60 or less; 0.55% if you are age 61 through age 70; or 0.80% if you are age 71 or older.

The amount of the death benefit will be the greatest of

•	your contract value,

•	your purchase payments less withdrawals and applicable charges, or

•	the value of the annual ratchet feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Prior to you reaching age 80, we recalculate the annual ratchet feature on a contract anniversary, when we receive a purchase payment from you, or when you make a withdrawal as follows:

1.	On each contract anniversary, the annual ratchet feature is equal to the greater of:

•	your contract value or

•	the most recently calculated annual ratchet feature.

2.	For purchase payments, the annual ratchet feature is equal to the most recently calculated annual ratchet feature plus the purchase payment.

3.	For withdrawals, the annual ratchet feature is equal to the most recently calculated annual ratchet feature reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated annual ratchet feature.

At age 80 and beyond, the annual ratchet feature is the value of the annual ratchet feature at age 80 adjusted pursuant to the annual ratchet feature recalculation formula as described in “2” and “3” above.

If you elect this death benefit feature after we issue your contract, the initial annual ratchet feature on the date your election of this death benefit feature is effective is equal to your purchase payments less withdrawals. If you elect this death benefit feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, the annual ratchet feature will continue under this death benefit feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with Combination Feature:

You can elect the basic death benefit with the combination feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct

Additional Transitions Custom Plan Contract Features

an additional charge of 0.45%. We reserve the right to increase this charge, but it may never exceed 0.50% if you are age 60 or less; 0.80% if you are age 61 through age 70; or 1.25% if you are age 71 or older.

The basic death benefit with combination feature is a combination of the basic death benefit with 5% roll-up feature and the basic death benefit with annual ratchet feature.

The death benefit is the greatest of:

•	your contract value;

•	your purchase payments, less any withdrawals and any applicable charges;

•	the value of the annual ratchet feature; or

•	the value of the roll-up feature

determined as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Please refer to the Basic Death Benefit with Annual Ratchet Feature and the Basic Death Benefit with 5% Roll-Up Feature for an explanation as to how we calculate those two features.

If you elect this death benefit feature after we issue your contract and your previous death benefit feature was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, your contract value on the date your election of this death benefit feature is effective will act as the initial purchase payment. If your previous death benefit feature was the basic death benefit with annual ratchet feature, the annual ratchet feature will continue to accrue and the 5% roll-up feature will start accruing at your contract value at the time your election of this death benefit feature is effective. If your previous death benefit feature was the basic death benefit with 5% roll-up feature, the 5% roll-up death benefit will continue to accrue subject to its maximum limitation, and the annual ratchet death benefit will start accruing at your contract value at the time your election of this death benefit feature is effective.

If you elect this death benefit feature after we issue your contract and your previous death benefit option was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, we will automatically add the earnings enhancement death benefit feature to your death benefit as of the time your election of this death benefit feature is effective. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan. If you so elect, the charge we deduct will depend upon the death benefit feature you have elected. We deduct an additional charge currently at the following rates:

Death Benefit Feature	Charge
Basic Death Benefit	0.25%
Contract Value Death Benefit	0.30%
Basic Death Benefit with 3 Year Reset Feature	0.20%
Basic Death Benefit with 5% Roll-up Feature	0.15%
Basic Death Benefit with Annual Ratchet Feature	0.15%
Basic Death Benefit with Combination Feature	0.15%

We reserve the right to increase this charge, but it may never exceed 0.45%.

The additional benefit amount is a percentage of your contract’s earnings since your election of this feature is effective to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and

•	your purchase payments less withdrawals as of the date of your death.

Additional Transitions Custom Plan Contract Features

We base the applicable percentage upon your age as of the date of your last election of this feature as outlined in the following table:

Ages	Percentage of Earnings

0-69	40%

70-72	25%

73-75	18%

76-78	11%

79-80	7%

81+	0%

If your age as of the date your election of this feature is effective is less than age 70, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age as of the date your election of this feature is effective is age 70 or over, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges. For the purposes of this benefit, we will take any withdrawals from earnings first.

If you terminate this feature, the earnings enhancement feature benefit amount will no longer be payable. If you elect this feature after we issue your contract, we will treat the greater of your contract value as of the effective date of your election of this feature or your purchase payments less any withdrawals as your purchase payment amount for determining your benefit.

You may not elect the Earnings Enhancement Benefit after you reach age 80.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Guaranteed Minimum Income Benefits

For an additional charge, the Transitions Custom Plan offers three distinct guaranteed minimum income benefits. A guaranteed minimum income benefit ensures the availability of a minimum amount when you choose to apply your contract value to an annuity option. We refer to this minimum amount as the guaranteed annuitization value. If you do not choose to apply your entire contract value to an annuity option, you will not receive a benefit under any of the guaranteed minimum income benefits. The guaranteed minimum income benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

Important Guaranteed Minimum

Income Benefit Considerations

A guaranteed minimum income benefit ensures the availability of a minimum amount when you choose to receive fixed payments from any life contingent annuity option. This benefit may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this benefit may not be appropriate for all contract owners. You should understand the guaranteed minimum income benefit completely before you elect this benefit feature.

•	A guaranteed minimum income benefit does not in any way guarantee the performance of any of the investment choices available under this contract.

•	This feature does not restrict your right to use your contract value rather than the guaranteed minimum annuitization value to receive annuity payments should your contract value be greater than the guaranteed annuitization value when you decide to receive annuity payments.

•	The guaranteed minimum income benefit becomes irrevocable 30 calendar days after your election of this benefit is effective. Therefore, if you elect to use your contract value to receive annuity payments because it is greater than the guaranteed annuitization value, we will not refund to you the charges we have assessed against your contract for electing this feature.

•	Please consult with a qualified financial professional when you are evaluating the guaranteed minimum income benefit and all other aspects of the contract.

Additional Transitions Custom Plan Contract Features

You may elect a guaranteed minimum income benefit when you apply for your contract and on any contract anniversary after we issue your contract as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date. If you elect this benefit when we issue your contract, your initial guaranteed annuitization value will be your initial purchase payment. If you add this benefit after we issue your contract, your initial guaranteed annuitization value will be the lesser of:

•	your total purchase payments less withdrawals or

•	your contract value

as of the date you elect this benefit.

We will add your additional purchase payments to the guaranteed minimum income benefit amount and accumulate them from the date we receive the purchase payment until you reach the maximum benefit amount. For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum income benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated guaranteed minimum income benefit

You may not elect the guaranteed minimum income benefit feature once you reach age 80.

The three guaranteed minimum income benefits are subject to the following restrictions:

•	The guaranteed minimum income benefit becomes irrevocable 30 calendar days after your election of this benefit is effective.

•	The guaranteed minimum income benefit is available only when you apply the full amount of your contract value to an annuity option.

•	The maximum benefit is 200% of your purchase payments adjusted for withdrawals.

•	Accumulation of the benefit will stop when you reach age 80 or the maximum benefit amount is achieved, whichever occurs first.

•	You may apply the guaranteed minimum annuitization value to an annuity payment option once this benefit has been in effect for 7 years and you reach age 60.

•	You can apply the benefit only to receive fixed payments from any life contingent annuity option.

•	If you elect either the 3% or 5% guaranteed minimum income benefit and your contract value invested in the fixed accounts and the Oppenheimer Money Fund/VA exceeds 30% of your total contract value at any time during the contract year due to:

•	the application of additional purchase payments,

•	withdrawals, or

•	transfers into any of the fixed accounts or the Oppenheimer Money Fund/VA,

we will not credit any interest to your guaranteed minimum income benefit for the entire contract year. However, if your investment in the fixed accounts and the Oppenheimer Money Fund/VA exceeds 30% of your total contract value solely as a result of fluctuations in the performance of the funds in which you are invested, then we will continue to credit the applicable rate of interest to your guaranteed minimum income benefit.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the guaranteed minimum income benefit. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the guaranteed minimum income benefit.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum income benefit. The purchase rates available in connection with the guaranteed minimum income benefits are the minimum guaranteed purchase rates displayed in your contract. Alternative purchase rates, which may be more favorable, may apply to contract value applied to an annuity option without the election of a guaranteed minimum income benefit.

Return of Purchase Payment Guaranteed Minimum Income Benefit:

The return of purchase payment guaranteed minimum income benefit provides that the guaranteed annuitization value will be your total purchase payments adjusted for withdrawals that you have taken. If you elect the return of purchase payment guaranteed minimum income benefit, we currently deduct an additional charge of 0.05%.

Additional Transitions Custom Plan Contract Features

We reserve the right to increase this charge, but it may never exceed 0.20%. We will continue to assess this charge until the earlier of when you elect to apply your contract value to an annuity option or you terminate the guaranteed minimum income benefit feature.

3% Guaranteed Minimum Income Benefit:

The 3% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 3% starting on the date you elected this feature. If you elect the 3% guaranteed minimum income benefit, we currently deduct an additional charge of 0.20%. We reserve the right to increase this charge, but it may never exceed 0.30%. We will continue to assess this charge until the earlier of when you elect to apply your contract value to an annuity option or you terminate the guaranteed minimum income benefit feature.

5% Guaranteed Minimum Income Benefit:

The 5% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 5% starting on the date you elected this feature. If you elect the 5% guaranteed minimum income benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.55%. We will continue to assess this charge until the earlier of when you elect to apply your contract value to an annuity option or you terminate the guaranteed minimum income benefit feature.

Guaranteed Minimum Accumulation Benefits

For an additional charge, the Transitions Custom Plan offers two distinct guaranteed minimum accumulation benefits. A guaranteed minimum accumulation benefit ensures the availability of a minimum contract value at the end of a specified benefit period. Unlike the guaranteed minimum income benefit, you do not have to elect to receive annuity payments in order to utilize the guaranteed minimum accumulation benefit. The guaranteed minimum accumulation benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

Important Guaranteed Minimum Accumulation Benefit Considerations

A guaranteed minimum accumulation benefit ensures the availability of a minimum contract value at the end of a specified benefit period. This benefit may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this benefit may not be appropriate for all contract owners. You should understand the guaranteed minimum accumulation benefit completely before you elect this benefit feature.

•	A guaranteed minimum accumulation benefit does not in any way guarantee the performance of any of the investment choices available under this contract.

•	The guaranteed minimum accumulation benefit becomes irrevocable 30 calendar days after your election of this benefit is effective. Therefore, if your contract value is greater than your benefit amount as of the end of the benefit period, we will not refund to you the charges we have assessed against your contract for electing this feature.

•	Please consult with a qualified financial professional when you are evaluating the guaranteed minimum accumulation benefit and all other aspects of the contract.

You may elect a guaranteed minimum accumulation benefit when you apply for your contract or on any contract anniversary after we issue your contract as long as we receive written notice of your intention to do so at our Annuity Service Center at least 7 calendar days prior to your contract anniversary date. The guaranteed minimum accumulation benefit becomes irrevocable 30 calendar days after your election of the benefit is effective.

Additional Transitions Custom Plan Contract Features

Return of Purchase Payment Guaranteed Minimum Accumulation Benefit:

The return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	your total purchase payments less any withdrawals or

•	your contract value as of the date your election of this benefit is effective,

plus your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the return of purchase payment guaranteed minimum accumulation benefit is ten years after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period, we will increase your contract value to equal the guaranteed minimum accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.50%. We will continue to assess this charge until the earlier of the end of the benefit period or termination of the guaranteed minimum accumulation benefit feature by you.

Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit:

The two times return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the two times return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be two times your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	two times your total purchase payments less any withdrawals or

•	two times your contract value as of the date your election of this benefit is effective,

plus two times your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal

Additional Transitions Custom Plan Contract Features

•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the two times return of purchase payment guaranteed minimum accumulation benefit is twenty years after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period we will increase your contract value to equal the guaranteed accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

You may not elect the two times return of purchase payment guaranteed minimum accumulation benefit feature once you reach age 80. This age restriction may vary in certain states.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the two times return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We reserve the right to increase this charge, but it may never exceed 0.50%. We will continue to assess this charge until the earlier of the end of the benefit period or termination of the guaranteed minimum accumulation benefit feature by you.

Nursing Home Waiver Benefit

For an additional charge, the Transitions Custom Plan offers a nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We reserve the right to increase this charge, but it may never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect. You must elect this additional feature at the time you apply for a contract.

If you have elected the nursing home waiver benefit, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected this benefit.

•	This waiver is not available if you resided in a licensed nursing care facility within 2 years prior to your election of this benefit.

•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.

•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

If the nursing home waiver is in effect, you may not participate in a systematic withdrawal program.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Equalizer Benefit

For an additional charge, the Transitions Custom Plan offers a type of earnings adjustment benefit called the equalizer benefit. If you elect the equalizer benefit, we deduct an additional charge of 0.50%. We reserve the right to increase this charge, but it may never exceed 0.60%. We will assess this charge while the benefit is in effect. You must elect this additional feature at the time you apply for a contract.

The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year and

Additional Transitions Custom Plan Contract Features

•	every five year contract period thereafter.

We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. When determining earnings, we add additional purchase payments to the remaining purchase payments and we deduct withdrawals as earnings first. For the initial benefit period, we define earnings as the difference between your contract value and your remaining purchase payments as of the end of the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;

•	minus your contract value at the end of the immediately preceding benefit period;

•	minus your purchase payments;

•	plus withdrawals;

•	minus the equalizer benefit from the immediately preceding benefit period.

We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. We will pay the equalizer benefit only until you reach age 80. We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will not subject this credit amount to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to apply your contract value to an annuity option.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the equalizer benefit. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the equalizer benefit.

You may not elect the equalizer benefit once you reach age 70. We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether an owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Additional Transitions Custom Plan Contract Features/Taxes

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in stated income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified plan, specially sponsored program, or an individual retirement annuity, (IRA) your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Taxes

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 408 (Individual Retirement Annuities – IRAs) and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Taxes

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The returns assume that the contract owner has elected Transitions Package III. The returns reflect all fund expenses, total separate account expenses for Transitions Package III of 1.55%, the annual contract maintenance charge, and the 7 year contingent deferred sales charge schedule available under all three Transitions Package Plans and the standard Transitions Custom Plan contract. The returns do not reflect premium taxes nor do they reflect charges for any additional contract features under the Transitions Custom Plan. The returns do not reflect the lower total separate account expenses under Transitions Package I (0.95%) and II (1.30%). The lower total separate account expenses under Transitions Package I and II, if included instead of the higher total separate account expenses under Transitions Package III, would increase the returns shown. The returns under the Transitions Custom Plan may be higher or lower depending upon the additional contract features elected.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, which they were not. Total returns assume that you elected Transitions Package I. The returns reflect all fund expenses, total separate account expenses for Transitions Package I of 0.95%, the annual contract maintenance charge, and the 7 year contingent deferred sales charge schedule available under all three Transitions Package Plans and the standard Transitions Custom Plan contract. The returns do not reflect premium taxes nor do they reflect charges for any additional contract features under the Transitions Custom Plan. The higher total separate account expenses under Transitions Package II and III, if included instead of the lower total separate account expenses under Transitions Package I, would decrease the returns shown. The returns under the Transitions Custom Plan would be lower if additional contract features were elected.

We may also calculate total return percentages which assume that you elected Transitions Package I and reflect all fund expenses and the total separate account expenses for Transitions Package I of 0.95%. The returns do not reflect premium taxes, a contingent deferred sales charge, and the higher total separate account expenses under Transitions Package II and III. They also do not reflect any additional contract features under the Transitions Custom Plan. The higher total separate account expenses under Transitions Package II and III, if included instead of the lower total separate account expenses under Transitions Package I, would decrease the returns shown. The returns under the Transitions Custom Plan would be lower if additional contract features were elected.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Other Information

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contract. The purpose of the underwriter is to distribute the contract. MML Distributors is an indirect wholly owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contract. Currently, we pay an amount up to 6% of purchase payments. As an alternative, we may pay a commission that is a combination of purchase payments and contract value. These alternatives could exceed 6%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the contract.

Special Arrangement

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent. Please contact your registered representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the

Other Information

contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected, and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account and a Long- Term Guarantee Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations, or liquidity.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Other Information

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Performance Measures

11.	Federal Tax Matters

12.	Experts

13.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Transitions SM.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – Custom Plan

Sub-Account	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$8.29	$10.00(a)
American Century VP Value	8.61	10.00(a)
Calvert Social Balanced	9.10	10.00(a)
Fidelity® VIP Growth	7.71	10.00(a)
Fidelity® VIP Contrafund®	8.73	10.00(a)
INVESCO VIF – Financial Services	8.39	10.00(a)
INVESCO VIF – Health Sciences	8.35	10.00(a)
INVESCO VIF – Technology	6.69	10.00(a)
Janus Aspen Balanced	9.29	10.00(a)
Janus Aspen Capital Appreciation	8.75	10.00(a)
Janus Aspen Worldwide Growth	7.91	10.00(a)
MFS® Investors Trust	8.36	10.00(a)
MFS® New Discovery	7.75	10.00(a)
MML Blend	9.00	10.00(a)
MML Emerging Growth	7.12	10.00(a)
MML Enhanced Index Core Equity	8.22	10.00(a)
MML Equity	8.33	10.00(a)
MML Equity Index	8.21	10.00(a)
MML Growth Equity	8.06	10.00(a)
MML Large Cap Value	8.54	10.00(a)
MML Managed Bond	10.54	10.00(a)
MML Small Cap Equity	8.44	10.00(a)
MML Small Cap Growth Equity	7.94	10.00(a)
MML Small Company Opportunities	8.69	10.00(a)
Oppenheimer Aggressive Growth	7.98	10.00(a)
Oppenheimer Capital Appreciation	8.03	10.00(a)
Oppenheimer Global Securities	7.80	10.00(a)
Oppenheimer High Income	9.61	10.00(a)
Oppenheimer International Growth	7.00	10.00(a)
Oppenheimer Main Street®(b)	8.19	10.00(a)
Oppenheimer Money	10.03	10.00(a)
Oppenheimer Multiple Strategies	9.07	10.00(a)
Oppenheimer Strategic Bond	10.35	10.00(a)
Scudder VIT Small Cap Index	7.82	10.00(a)
Scudder VIT EAFE® Equity Index	7.73	10.00(a)
T. Rowe Price Blue Chip Growth	8.29	10.00(a)
T. Rowe Price Equity Income	8.40	10.00(a)
T. Rowe Price Mid-Cap Growth	8.02	10.00(a)
Templeton Foreign Securities	7.72	10.00(a)

(a) Commencement of public offering was May 28, 2002.

(b) Prior to May 1, 2003, this Sub-Account was called Oppenheimer Main Street® Growth & Income Sub-Account.

Appendix A

Accumulation Unit Values – Package I

Sub-Account	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$ 8.29	$10.00(a)
American Century VP Value	8.61	10.00(a)
Calvert Social Balanced	9.10	10.00(a)
Fidelity® VIP Growth	7.71	10.00(a)
Fidelity® VIP Contrafund®	8.73	10.00(a)
INVESCO VIF – Financial Services	8.39	10.00(a)
INVESCO VIF – Health Sciences	8.35	10.00(a)
INVESCO VIF – Technology	6.69	10.00(a)
Janus Aspen Balanced	9.29	10.00(a)
Janus Aspen Capital Appreciation	8.75	10.00(a)
Janus Aspen Worldwide Growth	7.91	10.00(a)
MFS® Investors Trust	8.36	10.00(a)
MFS® New Discovery	7.75	10.00(a)
MML Blend	9.00	10.00(a)
MML Emerging Growth	7.12	10.00(a)
MML Enhanced Index Core Equity	8.22	10.00(a)
MML Equity	8.33	10.00(a)
MML Equity Index	8.21	10.00(a)
MML Growth Equity	8.06	10.00(a)
MML Large Cap Value	8.54	10.00(a)
MML Managed Bond	10.54	10.00(a)
MML Small Cap Equity	8.44	10.00(a)
MML Small Cap Growth Equity	7.94	10.00(a)
MML Small Company Opportunities	8.69	10.00(a)
Oppenheimer Aggressive Growth	7.98	10.00(a)
Oppenheimer Capital Appreciation	8.03	10.00(a)
Oppenheimer Global Securities	7.80	10.00(a)
Oppenheimer High Income	9.61	10.00(a)
Oppenheimer International Growth	7.00	10.00(a)
Oppenheimer Main Street®(b)	8.19	10.00(a)
Oppenheimer Money	10.03	10.00(a)
Oppenheimer Multiple Strategies	9.07	10.00(a)
Oppenheimer Strategic Bond	10.35	10.00(a)
Scudder VIT Small Cap Index	7.82	10.00(a)
Scudder VIT EAFE® Equity Index	7.73	10.00(a)
T. Rowe Price Blue Chip Growth	8.29	10.00(a)
T. Rowe Price Equity Income	8.40	10.00(a)
T. Rowe Price Mid-Cap Growth	8.02	10.00(a)
Templeton Foreign-Securities	7.72	10.00(a)

(a) Commencement of public offering was May 28, 2002.

(b) Prior to May 1, 2003, this Sub-Account was called Oppenheimer Main Street® Growth & Income Sub-Account.

Appendix A

Accumulation Unit Values – Package II

Sub-Account	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$ 8.27	$10.00(a)
American Century VP Value	8.59	10.00(a)
Calvert Social Balanced	9.08	10.00(a)
Fidelity® VIP Growth	7.69	10.00(a)
Fidelity® VIP Contrafund®	8.71	10.00(a)
INVESCO VIF – Financial Services	8.38	10.00(a)
INVESCO VIF – Health Sciences	8.33	10.00(a)
INVESCO VIF – Technology	6.68	10.00(a)
Janus Aspen Balanced	9.27	10.00(a)
Janus Aspen Capital Appreciation	8.73	10.00(a)
Janus Aspen Worldwide Growth	7.89	10.00(a)
MFS® Investors Trust	8.34	10.00(a)
MFS® New Discovery	7.73	10.00(a)
MML Blend	8.98	10.00(a)
MML Emerging Growth	7.11	10.00(a)
MML Enhanced Index Core Equity	8.20	10.00(a)
MML Equity	8.31	10.00(a)
MML Equity Index	8.19	10.00(a)
MML Growth Equity	8.05	10.00(a)
MML Large Cap Value	8.52	10.00(a)
MML Managed Bond	10.52	10.00(a)
MML Small Cap Equity	8.43	10.00(a)
MML Small Cap Growth Equity	7.93	10.00(a)
MML Small Company Opportunities	8.67	10.00(a)
Oppenheimer Aggressive Growth	7.96	10.00(a)
Oppenheimer Capital Appreciation	8.01	10.00(a)
Oppenheimer Global Securities	7.79	10.00(a)
Oppenheimer High Income	9.59	10.00(a)
Oppenheimer International Growth	6.98	10.00(a)
Oppenheimer Main Street®(b)	8.18	10.00(a)
Oppenheimer Money	10.01	10.00(a)
Oppenheimer Multiple Strategies	9.06	10.00(a)
Oppenheimer Strategic Bond	10.33	10.00(a)
Scudder VIT Small Cap Index	7.80	10.00(a)
Scudder VIT EAFE® Equity Index	7.72	10.00(a)
T. Rowe Price Blue Chip Growth	8.27	10.00(a)
T. Rowe Price Equity Income	8.38	10.00(a)
T. Rowe Price Mid-Cap Growth	8.00	10.00(a)
Templeton Foreign Securities	7.71	10.00(a)

(a) Commencement of public offering was May 28, 2002.

(b) Prior to May 1, 2003, this Sub-Account was called Oppenheimer Main Street® Growth & Income Sub-Account.

Appendix A

Accumulation Unit Values – Package III

Sub-Account	Dec. 31, 2002	Value at Inception Date
American Century VP Income & Growth	$ 8.26	$10.00(a)
American Century VP Value	8.58	10.00(a)
Calvert Social Balanced	9.07	10.00(a)
Fidelity® VIP Growth	7.68	10.00(a)
Fidelity® VIP Contrafund®	8.70	10.00(a)
INVESCO VIF – Financial Services	8.36	10.00(a)
INVESCO VIF – Health Sciences	8.32	10.00(a)
INVESCO VIF – Technology	6.67	10.00(a)
Janus Aspen Balanced	9.25	10.00(a)
Janus Aspen Capital Appreciation	8.72	10.00(a)
Janus Aspen Worldwide Growth	7.88	10.00(a)
MFS® Investors Trust	8.33	10.00(a)
MFS® New Discovery	7.72	10.00(a)
MML Blend	8.97	10.00(a)
MML Emerging Growth	7.10	10.00(a)
MML Enhanced Index Core Equity	8.19	10.00(a)
MML Equity	8.30	10.00(a)
MML Equity Index	8.18	10.00(a)
MML Growth Equity	8.03	10.00(a)
MML Large Cap Value	8.51	10.00(a)
MML Managed Bond	10.51	10.00(a)
MML Small Cap Equity	8.41	10.00(a)
MML Small Cap Growth Equity	7.92	10.00(a)
MML Small Company Opportunities	8.65	10.00(a)
Oppenheimer Aggressive Growth	7.95	10.00(a)
Oppenheimer Capital Appreciation	8.00	10.00(a)
Oppenheimer Global Securities	7.78	10.00(a)
Oppenheimer High Income	9.58	10.00(a)
Oppenheimer International Growth	6.97	10.00(a)
Oppenheimer Main Street®(b)	8.17	10.00(a)
Oppenheimer Money	9.99	10.00(a)
Oppenheimer Multiple Strategies	9.04	10.00(a)
Oppenheimer Strategic Bond	10.31	10.00(a)
Scudder VIT Small Cap Index	7.79	10.00(a)
Scudder VIT EAFE® Equity Index	7.70	10.00(a)
T. Rowe Price Blue Chip Growth	8.26	10.00(a)
T. Rowe Price Equity Income	8.37	10.00(a)
T. Rowe Price Mid-Cap Growth	7.99	10.00(a)
Templeton Foreign Securities	7.70	10.00(a)

(a) Commencement of public offering was May 28, 2002.

(b) Prior to May 1, 2003, this Sub-Account was called Oppenheimer Main Street® Growth & Income Sub-Account.

Appendix A

Accumulation Units Outstanding—Custom Plan and Packages I, II, and III

Sub-Account	Dec. 31, 2002
American Century VP Income & Growth(a)	227,816
American Century VP Value(a)	614,246
Calvert Social Balanced(a)	31,040
Fidelity® VIP Growth(a)	187,759
Fidelity® VIP Contrafund®(a)	537,729
INVESCO VIF – Financial Services(a)	36,584
INVESCO VIF – Health Sciences(a)	67,061
INVESCO VIF – Technology(a)	59,615
Janus Aspen Balanced(a)	376,835
Janus Aspen Capital Appreciation(a)	144,130
Janus Aspen Worldwide Growth(a)	72,411
MFS® Investors Trust(a)	51,300
MFS® New Discovery(a)	46,169
MML Blend(a)	154,550
MML Emerging Growth(a)	17,634
MML Enhanced Index Core Equity(a)	25,673
MML Equity(a)	61,466
MML Equity Index(a)	156,803
MML Growth Equity(a)	29,965
MML Large Cap Value(a)	203,024
MML Managed Bond(a)	1,100,305
MML Small Cap Equity(a)	126,621
MML Small Cap Growth Equity(a)	118,674
MML Small Company Opportunities(a)	132,553
Oppenheimer Aggressive Growth(a)	122,865
Oppenheimer Capital Appreciation(a)	476,070
Oppenheimer Global Securities(a)	653,942
Oppenheimer High Income(a)	257,466
Oppenheimer International Growth(a)	114,699
Oppenheimer Main Street®(a),(b)	493,905
Oppenheimer Money(a)	558,867
Oppenheimer Multiple Strategies(a)	161,302
Oppenheimer Strategic Bond(a)	450,031
Scudder VIT Small Cap Index(a)	53,007
Scudder VIT EAFE® Equity Index(a)	26,577
T. Rowe Price Blue Chip Growth(a)	202,915
T. Rowe Price Equity Income(a)	521,632
T. Rowe Price Mid-Cap Growth(a)	487,818
Templeton Foreign Securities(a)	133,254

(a) Commencement of public offering was May 28, 2002.

(b) Prior to May 1, 2003, this Sub-Account was called Oppenheimer Main Street® Growth & Income Sub-Account.

Appendix A

Appendix B

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1 + a)(n/12)/(1 + b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.
b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity series for a maturity equal to the number of whole months between any day of a guarantee period and the last day of the guarantee period.
n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a + b) x (c-1)

c

a =	the partial withdrawal payment
b =	the contingent deferred sales charge for the partial withdrawal
c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender at our Annuity Service Center
b =	the interest rate factor

The contract fund value is equal to your net purchase payment on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b) - c

a =	the previous day’s contract fund value
b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate
c =	any contract fund value reduction made on that day

Appendix B

B-1

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL TRANSITIONSSM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2003, for the individual or group deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-366-8226 or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01101.

Company	2
Custodian	2
Assignment of Contract	2
Distribution	3
Purchase of Securities Being Offered	3
Accumulation Units and Unit Value	3
Transfers During The Income Phase	4
Payment of Death Benefit	4
Annuity Payments	4
Performance Measures	5
Federal Tax Status	12
Experts	17
Financial Statements	final pages

1

COMPANY

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “separate account”).

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

While the contracts are generally assignable, all non-tax qualified contracts must carry a non-transferability endorsement which precludes their assignment. For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as the underwriter for the separate account. No compensation was paid to MML Distributors in 2002. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract. During 2002, commissions paid were $341,853.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). The contract is sold through agents who are licensed by state insurance officials to sell the contract. These agents are also registered representatives of selling brokers or of MML Investor Services, Inc.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to Participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

3

C is the cumulative charge for the mortality and expense risk charge and for the administrative charge. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate

4

account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the certificate.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

PERFORMANCE MEASURES

MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

MassMutual will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The returns assume that the contract owner has elected Transitions Package III. The returns reflect all fund expenses, total separate account expenses for Transitions Package III of 1.55%, the annual contract maintenance charge, and the 7 year contingent deferred sales charge schedule available under all three Transitions Package Plans and the standard Transitions Custom Plan contract. The returns do not reflect premium taxes nor do they reflect charges for any additional contract features under the Transitions Custom Plan. The returns do not reflect the lower total separate account expenses

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under Transitions Package I (0.95%) and II (1.30%). The lower total separate account expenses under Transitions Package I and II, if included instead of the higher total separate account expenses under Transitions Package III, would increase the returns shown. The returns under the Transitions Custom Plan may be higher or lower depending upon the additional contract features elected.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

The following table shows the standardized average annual total return for the sub-accounts for the period ended December 31, 2002.

Standardized Total Returns through 12/31/02

Sub-Account	Since Inception within Certificate[1]
American Century® VP Income & Growth	(22.23)%
American Century® VP Value	(19.28)
Calvert Social Balanced	(14.74)
Fidelity® VIP Growth	(27.62)
Fidelity® VIP Contrafund®	(18.12)
INVESCO VIF – Financial Services	(21.26)
INVESCO VIF – Health Sciences	(21.70)
INVESCO VIF – Technology	(37.03)
Janus Aspen Balanced	(12.98)
Janus Aspen Capital Appreciation	(17.95)
Janus Aspen Worldwide Growth	(25.73)
MFS® Investors Trust	(21.62)
MFS® New Discovery	(27.26)
MML Blend	(15.62)
MML Emerging Growth	(33.04)
MML Enhanced Index Core Equity	(22.89)
MML Equity	(21.85)
MML Equity Index	(22.97)
MML Growth Equity	(24.33)
MML Large Cap Value	(19.94)
MML Managed Bond	(1.33)
MML Small Cap Equity	(25.42)
MML Small Cap Growth Equity	(18.57)
Oppenheimer Aggressive Growth	(25.11)
Oppenheimer Capital Appreciation	(24.67)
Oppenheimer Global Securities	(26.72)
Oppenheimer High Income	(9.98)
Oppenheimer International Growth	(34.20)
Oppenheimer Main Street®[2]	(23.11)
Oppenheimer Money	(6.12)
Oppenheimer Multiple Strategies	(14.95)
Oppenheimer Strategic Bond	(3.12)
Scudder VIT EAFE® Equity Index	(27.40)
Scudder VIT Small Cap Index	(26.61)
T. Rowe Price Blue Chip Growth	(22.26)
T. Rowe Price Equity Income	(21.22)
T. Rowe Price Mid-Cap Growth	(24.77)
Templeton Foreign Securities	(27.48)

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( )	Equals a negative return
1	Inception date of the certificate as of 05/28/02. Since Inception Return is not annualized if less than one year since Inception Date Shown. Each return is an aggregate total return for the period 5/28/02 to 12/31/02. It reflects the change in unit value.
2	Prior to May 1, 2003, this Sub-Account was called Oppenheimer Main Street® Growth & Income Sub-Account.

These are SEC required returns since inception of the funds within the certificate. The numbers assume a single $1000 payment made at the beginning of the period and full redemption at the end. They assume that the certificate is redeemed and reflect all fund and certificate level charges, except premium taxes, if any.

Non-Standard Total Returns

MassMutual will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, which they were not. Total returns assume that you elected Transitions Package I. The returns reflect all fund expenses, total separate account expenses for Transitions Package I of 0.95%, the annual contract maintenance charge, and the 7 year contingent deferred sales charge schedule available under all three Transitions Package Plans and the standard Transitions Custom Plan contract. The returns do not reflect premium taxes nor do they reflect charges for any additional contract features under the Transitions Custom Plan. The higher total separate account expenses under Transitions Package II and III, if included instead of the lower total separate account expenses under Transitions Package I, would decrease the returns shown. The returns under the Transitions Custom Plan would be lower if additional contract features were elected.

We may also calculate total return percentages which assume that you elected Transitions Package I and reflect all fund expenses and the total separate account expenses for Transitions Package I of 0.95%. The returns do not reflect premium taxes, a contingent deferred sales charge, and the higher total separate account expenses under Transitions Package II and III. They also do not reflect any additional contract features under the Transitions Custom Plan. The higher total separate account expenses under Transitions Package II and III, if included instead of the lower total separate account expenses under Transitions Package I, would decrease the returns shown. The returns under the Transitions Custom Plan would be lower if additional contract features were elected.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

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The performance figures discussed below are calculated on the basis of the historical performance of the funds, and may assume the certificate was in existence prior to its inception date, May 28, 2002, (which they were not). Beginning on the inception date, actual accumulation unit values are used for the calculations.

Average Annual Total Returns — Reflect Fund and Separate Account Level Charges

Fund** (Inception)	Since Inception of Fund	10 Year 12/31/92 - 12/31/02	5 Year 12/31/97 - 12/31/02	3 Year 12/31/99 - 12/31/02	1 Year 12/31/01- 12/31/02	Year to Date (Cumulative) 12/31/02
American Century® VP Income & Growth (10/30/97)	0.29%	—	(1.17)%	(13.74)%	(20.13)%	(20.13)%
American Century® VP Value (5/1/96)	7.38	—	2.91	4.22	(13.45)	(13.45)
Calvert Social Balanced (9/2/86)	6.84	5.56%	1.16	(8.37)	(12.98)	(12.98)
Fidelity® VIP Growth (10/9/86)[3]	9.32	7.35	(1.40)	(20.82)	(30.86)	(30.86)
Fidelity® VIP Contrafund® – Initial Class (1/3/95)	11.20	—	2.73	(10.29)	(10.21)	(10.21)
INVESCO VIF – Financial Services (9/21/99)[9]	0.90	—	—	(2.39)	(15.71)	(15.71)
INVESCO VIF – Health Sciences (5/22/97)[9]	5.51	—	4.25	(5.73)	(25.17)	(25.17)
INVESCO VIF – Technology (5/21/97)[9]	(4.30)	—	(7.30)	(40.16)	(47.35)	(47.35)
Janus Aspen Balanced – Service Shares (9/13/93)[10]	11.91	—	7.20	(5.25)	(7.56)	(7.56)
Janus Aspen Capital Appreciation – Service Shares (5/1/97)[10]	9.57	—	5.94	(19.51)	(16.72)	(16.72)
Janus Aspen Worldwide Growth – Service Shares (9/13/93)[1,10]	9.18	—	(0.58)	(22.28)	(26.41)	(26.41)
MFS® Investors Trust (10/9/95)	4.68	—	(3.76)	(13.62)	(21.71)	(21.71)
MFS® New Discovery (5/1/98)[7]	1.64	—	—	(14.80)	(32.28)	(32.28)
MML Blend (2/3/84)	6.63	4.98	(2.26)	(6.76)	(12.36)	(12.36)
MML Emerging Growth (5/1/00)[7]	(32.94)	—	—	—	(43.01)	(43.01)
MML Enhanced Index Core Equity (5/1/01)	(18.35)	—	—	—	(22.50)	(22.50)
MML Equity (9/15/71)[4]	6.80	5.20	(5.54)	(11.81)	(20.31)	(20.31)
MML Equity Index – Class I Shares (5/1/97)	1.64	—	(1.98)	(15.76)	(23.20)	(23.20)
MML Growth Equity (5/3/99)	(11.68)	—	—	(21.12)	(28.43)	(28.43)
MML Large Cap Value (5/1/00)	(11.62)	—	—	—	(17.05)	(17.05)
MML Managed Bond (12/16/81)	8.44	6.21	5.65	8.12	7.38	7.38
MML Small Cap Equity (6/1/98)[7]	(3.39)	—	—	0.21	(12.67)	(12.67)
MML Small Cap Growth Equity (5/3/99)[7]	(3.10)	—	—	(18.51)	(26.62)	(26.62)
MML Small Company Opportunities (5/1/01)[7]	0.29	—	—	—	(7.29)	(7.29)
Oppenheimer Aggressive Growth/VA (8/15/86)	8.72	5.63	(2.82)	(24.63)	(28.47)	(28.47)
Oppenheimer Capital Appreciation/VA (4/3/85)	10.44	9.11	1.33	(14.73)	(27.55)	(27.55)
Oppenheimer Global Securities/VA (11/12/90)[1]	8.35	10.85	4.42	(11.23)	(22.87)	(22.87)
Oppenheimer High Income/VA (4/30/86)[9]	8.14	5.67	(0.90)	(2.35)	(3.32)	(3.32)
Oppenheimer International Growth/VA (5/13/92)[1]	2.27	2.93	(3.45)	(21.90)	(29.18)	(29.18)
Oppenheimer Main Street®/VA (7/5/95)[11]	7.64	—	(4.16)	(13.52)	(19.57)	(19.57)
Oppenheimer Money/VA (4/3/85)[5,6]	4.39	3.53	3.34	2.83	0.51	0.51
Oppenheimer Multiple Strategies/VA (2/9/87)	8.09	7.04	2.08	(1.79)	(11.25)	(11.25)
Oppenheimer Strategic Bond/VA (5/3/93)[9]	4.80	—	3.13	3.96	6.43	6.43
Scudder VIT EAFE® Equity Index (8/22/97)[1]	(7.00)	—	(6.15)	(21.80)	(22.34)	(22.34)
Scudder VIT Small Cap Index (8/25/97)[7]	(1.70)	—	(2.68)	(8.85)	(21.34)	(21.34)
T. Rowe Price Blue Chip Growth (12/29/00)	(19.74)	—	—	—	(24.65)	(24.65)
T. Rowe Price Equity Income (3/31/94)	9.78	—	1.09	(1.67)	(14.29)	(14.29)
T. Rowe Price Mid-Cap Growth (12/31/96)	6.02	—	3.84	(6.61)	(21.99)	(21.99)
Templeton Foreign Securities Fund – Class 2 Shares (5/1/92)[1,2]	3.12	—	(3.06)	(13.42)	(19.33)	(19.33)

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Average Annual Total Returns — Reflect Fund, Separate Account, and Contract Level Charges

Fund** (Inception)	Since Inception of Fund	10 Year 12/31/92 - 12/31/02	5 Year 12/31/97 - 12/31/02	3 Year 12/31/99 - 12/31/02	1 Year 12/31/01- 12/31/02	Year to Date (Cumulative) 12/31/02
American Century® VP Income & Growth (10/30/97)	(0.70)%	—	(2.19)%	(15.73)%	(25.12)%	(25.12)%
American Century® VP Value (5/1/96)	6.89	—	1.84	1.74	(18.90)	(18.90)
Calvert Social Balanced (9/2/86)	6.78	5.37%	(0.33)	(11.42)	(18.47)	(18.47)
Fidelity® VIP Growth (10/9/86)[3]	9.27	7.17	(3.02)	(24.13)	(35.10)	(35.10)
Fidelity® VIP Contrafund® – Initial Class (1/3/95)	10.96	—	1.63	(12.53)	(15.89)	(15.89)
INVESCO VIF – Financial Services (9/21/99)[9]	(1.20)	—	—	(4.62)	(21.00)	(21.00)
INVESCO VIF – Health Sciences (5/22/97)[9]	4.72	—	3.28	(7.94)	(29.80)	(29.80)
INVESCO VIF – Technology (5/21/97)[9]	(5.13)	—	(8.23)	(41.30)	(50.43)	(50.43)
Janus Aspen Balanced – Service Shares (9/13/93)[10]	11.84	—	6.18	(7.82)	(13.42)	(13.42)
Janus Aspen Capital Appreciation – Service Shares (5/1/97)[10]	8.92	—	5.03	(21.38)	(21.95)	(21.95)
Janus Aspen Worldwide Growth – Service Shares (9/13/93)[1,10]	9.11	—	(1.74)	(24.40)	(30.96)	(30.96)
MFS® Investors Trust (10/9/95)	4.29	—	(4.81)	(15.71)	(26.59)	(26.59)
MFS® New Discovery (5/1/98)[7]	0.34	—	—	(16.73)	(36.41)	(36.41)
MML Blend (2/3/84)	6.57	4.82	(3.69)	(9.66)	(17.89)	(17.89)
MML Emerging Growth (5/1/00)[7]	(34.33)	—	—	—	(46.40)	(46.40)
MML Enhanced Index Core Equity (5/1/01)	(21.44)	—	—	—	(27.32)	(27.32)
MML Equity (9/15/71)[4]	6.74	5.04	(7.00)	(14.66)	(25.29)	(25.29)
MML Equity Index – Class I Shares (5/1/97)	0.73	—	(2.99)	(17.70)	(27.97)	(27.97)
MML Growth Equity (5/3/99)	(13.22)	—	—	(22.81)	(32.84)	(32.84)
MML Large Cap Value (5/1/00)	(13.76)	—	—	—	(22.25)	(22.25)
MML Managed Bond (12/16/81)	8.39	5.89	3.92	4.45	0.47	0.47
MML Small Cap Equity (6/1/98)[7]	(4.64)	—	—	(2.13)	(18.18)	(18.18)
MML Small Cap Growth Equity (5/3/99)[7]	(4.87)	—	—	(20.29)	(31.15)	(31.15)
MML Small Company Opportunities (5/1/01)[7]	(3.66)	—	—	—	(13.17)	(13.17)
Oppenheimer Aggressive Growth/VA (8/15/86)	8.67	5.44	(4.39)	(27.80)	(32.88)	(32.88)
Oppenheimer Capital Appreciation/VA (4/3/85)	10.40	8.91	(0.45)	(18.45)	(32.02)	(32.02)
Oppenheimer Global Securities/VA (11/12/90)[1]	8.28	10.77	3.18	(13.94)	(27.67)	(27.67)
Oppenheimer High Income/VA (4/30/86)[8]	8.09	5.47	(2.46)	(5.52)	(9.48)	(9.48)
Oppenheimer International Growth/VA (5/13/92)[1]	2.20	2.85	(4.56)	(23.95)	(33.54)	(33.54)
Oppenheimer Main Street®/VA (7/5/95)[11]	7.33	—	(5.21)	(15.63)	(24.59)	(24.59)
Oppenheimer Money/VA (4/3/85)[5,6]	4.32	3.36	2.03	(0.11)	(5.92)	(5.92)
Oppenheimer Multiple Strategies/VA (2/9/87)	8.03	6.88	0.60	(4.86)	(16.86)	(16.86)
Oppenheimer Strategic Bond/VA (5/3/93)[8]	4.71	—	1.98	1.31	(0.42)	(0.42)
Scudder VIT EAFE® Equity Index (8/22/97)[1]	(7.86)	—	(7.11)	(23.55)	(27.17)	(27.17)
Scudder VIT Small Cap Index (8/25/97)[7]	(2.65)	—	(3.69)	(10.98)	(26.24)	(26.24)
T. Rowe Price Blue Chip Growth (12/29/00)	(22.29)	—	—	—	(29.32)	(29.32)
T. Rowe Price Equity Income (3/31/94)	9.71	—	(0.07)	(4.17)	(19.69)	(19.69)
T. Rowe Price Mid-Cap Growth (12/31/96)	5.43	—	2.82	(8.87)	(26.85)	(26.85)
Templeton Foreign Securities Fund – Class 2 Shares (5/1/92)[1,2]	3.03	—	(4.18)	(15.63)	(24.37)	(24.37)

9

**	The returns for all funds assume they had been part of the certificate for the periods shown and reflect applicable charges. The certificate inception date was 5/28/02 and is subject to state availability.
1	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in merging markets.
2	Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on 5/1/97, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.
3	Service Class shares includes an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on 11/3/97, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance.
4	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1977 and later years.
5	An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
6	Although the Oppenheimer Money Fund/VA commenced operations 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.
7	Investments in companies with small market capitalization (‘‘small caps’’) may be subject to special risks given their characteristic narrow markets, limited financial resources, and less liquid stocks, all which may cause price volatility.
8	Investments in high yielding debt securities are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding debt securities.
9	Sector funds may experience greater short-term price volatility than more diversified funds, and are most suitable for the aggressive portion of an investment portfolio.
10	Service Shares include an asset based distribution fee (12b-1). Initial offering of Service Shares took place on 12/31/1/99, at which time the 12b-1 fee was imposed. Returns prior to that date reflect a different class of shares, Institutional Shares, which do not impose the 12b-1 fee. The pre-12/31/99 returns would have been lower if the Service Share fee structure were in place and reflected in the performance.
11	Prior to May 1, 2003, this Fund was called Oppenheimer Main Street® Growth & Income Fund.

Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

MassMutual may also show yield and effective yield for the Money Sub-Account over a seven-day period, which MassMutual then “annualizes”. This means that when MassMutual calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. MassMutual shows this as a percentage of the investment. MassMutual calculates the “effective yield” similarly but when it annualizes the amount, MassMutual assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

The figures assume that you elected Transitions Package I. The figures reflect all fund expenses and total separate account expenses of 0.95%. The returns do not reflect premium taxes, a contingent deferred sales charge, the annual contract maintenance charge, the higher total separate account expenses assessed under Transitions Packages II (1.30%) and III (1.55%), or charges for any additional contract features under the Transitions Custom Plan. They also do not reflect charges for any additional contract features under the

10

Transitions Custom Plan. These deductions, if included, would reduce the returns shown. The returns under the Transitions Custom Plan would be lower if additional contract features are elected.

The 7-Day Yield and Effective Yield for the Oppenheimer Money Sub-Account for the period ended December 31, 2002 are as follows:

Before Deduction of Annual Maintenance Charge		After Deduction of Annual Maintenance Charge (Annual Maintenance Charge is 0.059%)
7-Day Yield	(0.52)%	7-Day Yield	(0.58)%
7-Day Effective Yield	(0.52)%	7-Day Effective Yield	(0.58)%

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FEDERAL TAX STATUS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity certificates” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the certificate prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

12

represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to receipt of payments under the certificate.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

13

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their certificates.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions); or (d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to

14

the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110, 000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayer’s 2003 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or

15

ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the

16

employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

EXPERTS

The financial statements included in this Statement of Additional Information for the Massachusetts Mutual Variable Annuity Separate Account 4—MassMutual TransitionsSM Segment, and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholder’s contingency reserves, and cash flows for the years ended December 31, 2002, 2001, and 2000 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

17

Independent Auditors’ Report

To the Board of Directors and Contract Owners of

Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts of Massachusetts Mutual Variable Annuity Separate Account 4 – MassMutual TransitionsSM Segment (“the Account”), as of December 31, 2002, the related statement of operation and the statement of change in net assets for the period from May 28, 2002 (Commencement of Operations) through December 31, 2002. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations and its changes in net assets for the period from May 28, 2002 (Commencement of Operations) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account
ASSETS
Investments
Number of shares (Note 2)	365,612	842,679	188,172	59,139	256,648	28,816	40,675	40,454	160,334	72,074

Identified cost (Note 3B)	$1,876,456	$5,109,599	$290,418	$1,407,729	$4,680,591	$305,851	$583,762	$334,279	$3,460,334	$1,281,593

Value (Note 3A)	$1,886,559	$5,157,195	$282,258	$1,380,301	$4,645,323	$302,565	$559,286	$330,508	$3,418,328	$1,242,562
Dividends receivable	-	-	-	-	-	2,000	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	1,676	129,701	132	66,835	50,370	2,524	466	68,423	81,479	18,558

Total assets	1,888,235	5,286,896	282,390	1,447,136	4,695,693	307,089	559,752	398,931	3,499,807	1,261,120

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-

Total Liabilities	-	-	-	-	-	-	-	-	-	-

NET ASSETS	$1,888,235	$5,286,896	$282,390	$1,447,136	$4,695,693	$307,089	$559,752	$398,931	$3,499,807	$1,261,120

Net Assets:
Accumulation units—value (Note 7 and 8)	$1,888,235	$5,286,896	$282,390	$1,447,136	$4,695,693	$307,089	$559,752	$398,931	$3,499,807	$1,261,120
Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$1,888,235	$5,286,896	$282,390	$1,447,136	$4,695,693	$307,089	$559,752	$398,931	$3,499,807	$1,261,120

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
ASSETS
Investments
Number of shares (Note 2)	26,986	31,718	34,264	109,784	35,273	29,593	30,851	118,318	43,145

Identified cost (Note 3B)	$581,244	$432,886	$371,177	$1,394,164	$125,771	$216,484	$528,209	$1,314,909	$242,660

Value (Note 3A)	$565,347	$427,244	$357,713	$1,391,311	$124,712	$210,991	$512,026	$1,281,382	$236,530

Dividends receivable	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	7,528	1,389	-	3	856	-	-	5,608	5,057

Total assets	572,875	428,633	357,713	1,391,314	125,568	210,991	512,026	1,286,990	241,587

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	39	-	-	18	41	-	-

Total Liabilities	-	-	39	-	-	18	41	-	-

NET ASSETS	$572,875	$428,633	$357,674	$1,391,314	$125,568	$210,973	$511,985	$1,286,990	$241,587

Net Assets:
Accumulation units—value (Note 7 and 8)	$572,875	$428,633	$357,674	$1,391,314	$125,568	$210,973	$511,985	$1,286,990	$241,587
Annuity reserves	-	-	-	-	-	-	-	-	-

Net assets	$572,875	$428,633	$357,674	$1,391,314	$125,568	$210,973	$511,985	$1,286,990	$241,587

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account
ASSETS
Investments
Number of shares (Note 2)	236,383	906,914	125,560	118,533	111,290	30,958	140,542	283,815	323,996	263,157

Identified cost (Note 3B)	$1,713,116	$11,249,392	$1,050,314	$931,896	$1,103,574	$911,456	$3,786,988	$5,157,300	$2,352,305	$4,137,506

Value (Note 3A)	$1,716,287	$11,323,199	$1,067,388	$930,517	$1,127,046	$904,898	$3,741,240	$5,023,534	$2,433,210	$4,031,572
Dividends receivable	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	16,542	277,663	1,780	12,112	24,140	75,336	79,535	80,239	40,984	15,349

Total assets	1,732,829	11,600,862	1,069,168	942,629	1,151,186	980,234	3,820,775	5,103,773	2,474,194	4,046,921

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-

Total Liabilities	-	-	-	-	-	-	-	-	-	-

NET ASSETS	$1,732,829	$11,600,862	$1,069,168	$942,629	$1,151,186	$980,234	$3,820,775	$5,103,773	$2,474,194	$4,046,921

Net Assets:
Accumulation units—value (Note 7 and 8)	$1,732,829	$11,600,862	$1,069,168	$942,629	$1,151,186	$980,234	$3,820,775	$5,103,773	$2,474,194	$4,046,921
Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$1,732,829	$11,600,862	$1,069,168	$942,629	$1,151,186	$980,234	$3,820,775	$5,103,773	$2,474,194	$4,046,921

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	Oppenheimer Money Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer International Growth Sub-Account	Scudder VIT EAFE ® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
ASSETS
Investments
Number of shares (Note 2)	5,847,669	115,743	1,016,935	1,055,822	31,564	49,037	249,271	264,201	265,306	107,226

Identified cost (Note 3B)	$5,847,669	$1,495,990	$4,485,164	$802,524	$212,301	$419,397	$1,667,202	$4,324,741	$3,787,432	$1,028,773

Value (Note 3A)	$5,847,669	$1,523,174	$4,647,393	$802,425	$204,220	$414,360	$1,630,234	$4,322,325	$3,815,100	$1,010,066

Dividends receivable	1,646	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	10,623	21	1,227	-	50,935	58,250	94,706	19,020

Total assets	5,849,315	1,523,174	4,658,016	802,446	205,447	414,360	1,681,169	4,380,575	3,909,806	1,029,086

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	245,360	59,523	-	-	-	41	-	-	-	-

Total Liabilities	245,360	59,523	-	-	-	41	-	-	-	-

NET ASSETS	$5,603,955	$1,463,651	$4,658,016	$802,446	$205,447	$414,319	$1,681,169	$4,380,575	$3,909,806	$1,029,086

Net Assets:
Accumulation units—value (Note 7 and 8)	$5,603,955	$1,463,651	$4,658,016	$802,446	$205,447	$414,319	$1,681,169	$4,380,575	$3,909,806	$1,029,086
Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$5,603,955	$1,463,651	$4,658,016	$802,446	$205,447	$414,319	$1,681,169	$4,380,575	$3,909,806	$1,029,086

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF OPERATIONS

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account
Investment income

Dividends (Note 3B)	$-	$-	$8,255	$-	$-	$2,000	$-	$-	$35,633	$1,234

Expenses

Mortality and expense risk fees (Note 4)	3,737	9,940	500	2,638	7,612	463	1,021	589	5,029	1,905

Net investment income (loss) (Note 3C)	(3,737)	(9,940)	7,755	(2,638)	(7,612)	1,537	(1,021)	(589)	30,604	(671)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(8,313)	(610)	(518)	(1,759)	(1,201)	(185)	(923)	(112)	(51)	(126)

Change in net unrealized appreciation/depreciation of investments	10,103	47,596	(8,161)	(27,428)	(35,268)	(3,286)	(24,476)	(3,771)	(42,007)	(39,031)

Net gain (loss) on investments	1,790	46,986	(8,679)	(29,187)	(36,469)	(3,471)	(25,399)	(3,883)	(42,058)	(39,157)

Net increase (decrease) in net assets resulting from operations	$(1,947)	$37,046	$(924)	$(31,825)	$(44,081)	$(1,934)	$(26,420)	$(4,472)	$(11,454)	$(39,828)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF OPERATIONS (Continued)

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
Investment income

Dividends (Note 3B)	$1,999	$-	$-	$13,549	$-	$2,132	$9,407	$15,226	$-

Expenses

Mortality and expense risk fees (Note 4)	1,250	643	784	2,712	182	407	1,029	2,398	318

Net investment income (loss) (Note 3C)	749	(643)	(784)	10,837	(182)	1,725	8,378	12,828	(318)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(4,006)	(755)	(724)	(36)	(26)	(1,206)	(3,351)	(5,022)	(226)

Change in net unrealized appreciation/depreciation of investments	(15,897)	(5,642)	(13,464)	(2,853)	(1,059)	(5,492)	(16,183)	(33,527)	(6,129)

Net gain (loss) on investments	(19,903)	(6,397)	(14,188)	(2,889)	(1,085)	(6,698)	(19,534)	(38,549)	(6,355)

Net increase (decrease) in net assets resulting from operations	$(19,154)	$(7,040)	$(14,972)	$7,948	$(1,267)	$(4,973)	$(11,156)	$(25,721)	$(6,673)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF OPERATIONS (Continued)

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account
Investment income

Dividends (Note 3B)	$11,708	$190,395	$2,528	$-	$2,418	$-	$-	$-	$-	$-

Expenses

Mortality and expense risk fees (Note 4)	3,403	19,410	2,067	2,071	2,049	1,652	7,801	9,551	4,526	7,826

Net investment income (loss) (Note 3C)	8,305	170,985	461	(2,071)	369	(1,652)	(7,801)	(9,551)	(4,526)	(7,826)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(4,015)	671	(145)	(1,416)	(228)	(700)	(1,078)	(246)	(2,750)	(446)

Change in net unrealized appreciation/depreciation of investments	3,171	73,807	17,074	(1,359)	23,472	(6,558)	(45,748)	(133,765)	80,905	(105,934)

Net gain (loss) on investments	(844)	74,478	16,929	(2,775)	23,244	(7,258)	(46,826)	(134,011)	78,155	(106,380)

Net increase (decrease) in net assets resulting from operations	$7,461	$245,463	$17,390	$(4,846)	$23,613	$(8,910)	$(54,627)	$(143,562)	$73,629	$(114,206)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF OPERATIONS (Continued)

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	Oppenheimer Money Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer International Growth Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Investment income

Dividends (Note 3B)	$12,432	$-	$-	$-	$3,131	$3,431	$2,259	$28,534	$-	$20

Expenses

Mortality and expense risk fees (Note 4)	9,102	3,122	8,647	1,275	330	744	3,121	7,138	6,886	1,595

Net investment income (loss) (Note 3C)	3,330	(3,122)	(8,647)	(1,275)	2,801	2,687	(862)	21,396	(6,886)	(1,575)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	-	(114)	171	(10,051)	(25)	(498)	342	(410)	(11,654)	(369)

Change in net unrealized appreciation/depreciation of investments	-	27,184	162,229	(99)	(8,081)	(5,037)	(36,968)	(2,417)	27,667	(18,707)

Net gain (loss) on investments	-	27,070	162,400	(10,150)	(8,106)	(5,535)	(36,626)	(2,827)	16,013	(19,076)

Net increase (decrease) in net assets resulting from operations	$3,330	$23,948	$153,753	$(11,425)	$(5,305)	$(2,848)	$(37,488)	$18,569	$9,127	$(20,651)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF CHANGES IN NET ASSETS

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(3,737)	$(9,940)	$7,755	$(2,638)	$(7,612)	$1,537	$(1,021)	$(589)	$30,604	$(671)

Net realized gain (loss) on investments	(8,313)	(610)	(518)	(1,759)	(1,201)	(185)	(923)	(112)	(51)	(126)

Change in net unrealized appreciation/depreciation of investments	10,103	47,596	(8,161)	(27,428)	(35,268)	(3,286)	(24,476)	(3,771)	(42,007)	(39,031)

Net increase (decrease) in net assets resulting from operations	(1,947)	37,046	(924)	(31,825)	(44,081)	(1,934)	(26,420)	(4,472)	(11,454)	(39,828)

Capital transactions: (Note 7)

Net contract payments	1,329,167	3,499,999	203,971	1,142,142	3,338,725	226,875	418,510	250,613	2,571,195	952,891

Withdrawal of funds	(9,551)	(16,389)	(885)	(2,242)	(16,313)	(411)	(1,364)	(131)	(10,766)	(370)

Transfer due to policy loan, net of repayments	-	-	-	-	-	-	-	-	-	-

Transfer due to death benefits	-	(2,206)	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(3,971)	(12,297)	(959)	(4,916)	(15,085)	(237)	(2,711)	(1,449)	(8,906)	(2,554)

Transfer from (to) Fixed Account	578,998	1,658,945	80,787	271,958	1,381,401	72,888	162,775	89,935	914,239	322,399

Transfers between Sub-Accounts	(4,461)	121,798	400	72,019	51,046	9,908	8,962	64,435	45,499	28,582

Net increase (decrease) in net assets resulting from capital transactions	1,890,182	5,249,850	283,314	1,478,961	4,739,774	309,023	586,172	403,403	3,511,261	1,300,948

Total increase (decrease)	1,888,235	5,286,896	282,390	1,447,136	4,695,693	307,089	559,752	398,931	3,499,807	1,261,120

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$1,888,235	$5,286,896	$282,390	$1,447,136	$4,695,693	$307,089	$559,752	$398,931	$3,499,807	$1,261,120

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$749	$(643)	$(784)	$10,837	$(182)	$1,725	$8,378	$12,828	$(318)

Net realized gain (loss) on investments	(4,006)	(755)	(724)	(36)	(26)	(1,206)	(3,351)	(5,022)	(226)

Change in net unrealized appreciation/depreciation of investments	(15,897)	(5,642)	(13,464)	(2,853)	(1,059)	(5,492)	(16,183)	(33,527)	(6,129)

Net increase (decrease) in net assets resulting from operations	(19,154)	(7,040)	(14,972)	7,948	(1,267)	(4,973)	(11,156)	(25,721)	(6,673)

Capital transactions: (Note 7)

Net contract payments	432,144	326,164	255,856	946,406	56,489	136,042	363,862	1,172,245	176,380

Withdrawal of funds	(979)	(2,548)	(220)	(1,175)	-	-	-	(2,643)	(566)

Transfer due to policy loan, net of repayments	-	-	-	-	-	-	-	-	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,573)	(1,547)	(950)	(3,798)	(210)	(872)	(606)	(1,849)	(627)

Transfer from (to) Fixed Account	164,149	113,544	113,567	433,312	65,314	77,858	159,735	200,436	66,172

Transfers between Sub-Accounts	(1,712)	60	4,393	8,621	5,242	2,918	150	(55,478)	6,901

Net increase (decrease) in net assets resulting from capital transactions	592,029	435,673	372,646	1,383,366	126,835	215,946	523,141	1,312,710	248,260

Total increase (decrease)	572,875	428,633	357,674	1,391,314	125,568	210,973	511,985	1,286,990	241,587

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$572,875	$428,633	$357,674	$1,391,314	$125,568	$210,973	$511,985	$1,286,990	$241,587

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual Transitionssm Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	MML Large Value Cap Sub-Account	MML Managed Bond Sub-Account	MML Small Equity Cap Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$8,305	$170,985	$461	$(2,071)	$369	$(1,652)	$(7,801)	$(9,551)	$(4,526)	$(7,826)

Net realized gain (loss) on investments	(4,015)	671	(145)	(1,416)	(228)	(700)	(1,078)	(246)	(2,750)	(446)

Change in net unrealized appreciation /depreciation of investments	3,171	73,807	17,074	(1,359)	23,472	(6,558)	(45,748)	(133,765)	80,905	(105,934)

Net increase (decrease) in net assets resulting from operations	7,461	245,463	17,390	(4,846)	23,613	(8,910)	(54,627)	(143,562)	73,629	(114,206)

Capital transactions: (Note 7)

Net contract payments	1,213,320	6,976,224	729,708	709,280	780,262	630,234	2,708,542	3,658,667	1,626,857	3,023,907

Withdrawal of funds	(8,435)	(72,178)	(4,530)	(5,203)	(1,657)	(4,116)	(10,235)	(14,776)	(9,751)	(19,677)

Transfer due to policy loan, net of repayments	-	-	-	-	-	-	-	-	-	-

Transfer due to death benefits	-	(20,064)	-	(2,288)	-	-	(5,385)	-	-	(4,386)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(6,683)	(25,134)	(2,916)	(2,213)	(2,693)	(2,544)	(9,966)	(12,685)	(6,158)	(10,645)

Transfer from (to) Fixed Account	507,492	4,233,703	314,813	233,628	350,977	304,211	1,174,739	1,584,724	753,980	1,141,638

Transfers between Sub-Accounts	19,674	262,848	14,703	14,271	684	61,359	17,707	31,405	35,637	30,290

Net increase (decrease) in net assets resulting from capital transactions	1,725,368	11,355,399	1,051,778	947,475	1,127,573	989,144	3,875,402	5,247,335	2,400,565	4,161,127

Total increase (decrease)	1,732,829	11,600,862	1,069,168	942,629	1,151,186	980,234	3,820,775	5,103,773	2,474,194	4,046,921

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$1,732,829	$11,600,862	$1,069,168	$942,629	$1,151,186	$980,234	$3,820,775	$5,103,773	$2,474,194	$4,046,921

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 — MassMutual Transitionssm Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For The Period May 28, 2002 (Commencement of Operations) Through December 31, 2002

	Oppenheimer Money Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer International Growth Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$3,330	$(3,122)	$(8,647)	$(1,275)	$2,801	$2,687	$(862)	$21,396	$(6,886)	$(1,575)

Net realized gain (loss) on investments	-	(114)	171	(10,051)	(25)	(498)	342	(410)	(11,654)	(369)

Change in net unrealized appreciation /depreciation of investments	-	27,184	162,229	(99)	(8,081)	(5,037)	(36,968)	(2,417)	27,667	(18,707)

Net increase (decrease) in net assets resulting from operations	3,330	23,948	153,753	(11,425)	(5,305)	(2,848)	(37,488)	18,569	9,127	(20,651)

Capital transactions: (Note 7)

Net contract payments	5,406,584	1,031,695	2,941,561	530,973	128,905	225,878	1,416,942	3,198,275	2,856,178	634,223

Withdrawal of funds	(14,085)	(9,751)	(13,452)	(2,529)	-	(1,083)	(3,781)	(18,661)	(7,246)	(968)

Transfer due to policy loan, net of repayments	-	-	-	-	-	-	-	-	-	-

Transfer due to death benefits	-	-	(19,806)	-	(3,291)	-	-	(4,401)	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(22,547)	(4,906)	(9,467)	(4,803)	91	(751)	(3,386)	(10,176)	(9,325)	(2,387)

Transfer from (to) Fixed Account	1,203,461	420,857	1,548,255	255,181	69,015	172,203	369,697	1,179,361	1,042,408	410,380

Transfers between Sub-Accounts	(972,788)	1,808	57,172	35,049	16,032	20,920	(60,815)	17,608	18,664	8,489

Net increase (decrease) in net assets resulting from capital transactions	5,600,625	1,439,703	4,504,263	813,871	210,752	417,167	1,718,657	4,362,006	3,900,679	1,049,737

Total increase (decrease)	5,603,955	1,463,651	4,658,016	802,446	205,447	414,319	1,681,169	4,380,575	3,909,806	1,029,086

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$5,603,955	$1,463,651	$4,658,016	$802,446	$205,447	$414,319	$1,681,169	$4,380,575	$3,909,806	$1,029,086

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - MassMutual TransitionsSM Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account 4”) is a separate investment account established on July 9, 1998.

MassMutual maintains four segments within Separate Account 4. The segments are the Panorama Premier Segment, the Panorama Passage Segment, the MassMutual Artistry Segment and the MassMutual Transitions Segment. These notes and the financial statements presented herein describe and consist only of the MassMutual TransitionsSM Segment (the “MassMutual Transitions Segment”). The MassMutual Transitions Segment is used exclusively for MassMutual’s individual or group deferred variable annuity contract known as MassMutual Transitions.

The Separate Account 4 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account 4 are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account 4 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF MASSMUTUAL TRANSITIONS SEGMENT’S ASSETS

The MassMutual Transitions Segment consists of thirty-nine Sub-Accounts. Each Sub-Account invests in corresponding shares of either the: American Century® Variable Portfolios, Inc. (“American Century VP”), Calvert Variable Series, Inc. (“Calvert”), Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), Fidelity® Variable Insurance Products Fund II (“Fidelity VIP Fund II”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), Janus Aspen Series (“Janus Aspen”), MFS® Variable Insurance TrustSM (“MFS Trust”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), and Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”).

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to MassMutual Transitions Segment’s participants: American Century® VP Income & Growth Fund and American Century® VP Value Fund. American Century Investment Management, Inc. is the investment manager to the Funds.

Calvert is a management investment company consisting of separate portfolios of investments. One of its portfolios is available to the MassMutual Transitions Segment’s participants: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the Portfolio.

Fidelity VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to MassMutual Transitions Segment’s participants: Fidelity® VIP Growth Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc. (“FMRC”), a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to MassMutual Transitions Segment’s participants: Fidelity® VIP II Contrafund® Portfolio (Initial Class). FMR is the investment adviser to the Portfolio. FMRC serves as sub-adviser to the Portfolio.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with three of its Funds available to the MassMutual Transitions Segment’s participants: INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund and INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Funds.

Notes To Financial Statements (Continued)

Janus Aspen is an open-end, management investment company registered under the 1940 Act with three of its separate series available to MassMutual Transitions Segment’s participants: Janus Aspen Balanced Portfolio (Institutional Shares), Janus Aspen Capital Appreciation Portfolio (Institutional Shares) and Janus Aspen Worldwide Growth Portfolio (Institutional Shares). Janus Capital is the investment adviser to the Portfolios.

MFS Trust is an open-end, management investment company registered under the 1940 Act with two of its separate Series of shares available to MassMutual Transitions Segment’s participants: MFS® Investors Trust Series and MFS® New Discovery Series. Massachusetts Financial Services Company serves as investment adviser to the MFS® Growth with Income Series.

MML Trust is an open-end, investment company registered under the 1940 Act. Eleven of its fourteen separate series are available to the MassMutual Transitions Segment’s participants: MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity, MML Equity Fund, MML Equity Index Fund, (Class I), MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with the David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, and with Alliance Capital Management L.P. (“Alliance Capital”), whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund, Babson serves as the investment sub-adviser to the MML Managed Bond Fund, MML Blend Fund and MML Small Cap Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. “DeAM” whereby DeAM manages the investments of the MML Equity Index Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers. MassMutual entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual entered into a sub-advisory agreement with RS Investment Management to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with eight of its Funds available to MassMutual Transitions Segment’s participants: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA, Oppenheimer Money Fund/VA, Oppenheimer Multiple Strategies Fund/VA, and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the MassMutual Transitions Segment’s participants: Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Panorama Funds.

Deutsche VIT Funds is an investment company registered under the 1940 Act with two of its separate series available to MassMutual Transitions Segment’s participants: Scudder VIT EAFE® Equity Index Fund and Scudder VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to Deutsche VIT Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with three of its separate series of shares available to MassMutual Transitions Segment’s participants: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to MassMutual Transitions Segment’s participants: Templeton Foreign Securities Fund (Class 2).

Notes To Financial Statements (Continued)

In addition to the thirty-nine Sub-Accounts, a contract owner may also allocate funds to one of the following: the Fixed Account with a long-term guarantee and fixed accounts for dollar cost averaging, which are part of MassMutual’s General Account. Because of exemptive and exclusionary provision, interests in the Fixed Account is not registered under the Securities Act of 1933. Also, the Fixed Account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the MassMutual Transitions Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the American Century VP, Calvert, Fidelity VIP, Fidelity VIP Fund II, INVESCO VIF, Janus Aspen, MFS Trust, MML Trust, Oppenheimer Funds, Panorama Fund, Deutsche VIT Funds, T. Rowe Price, and Franklin Templeton VIP Trust are each stated at market value which is the net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C.	Federal Income Taxes

Operations of the MassMutual Transitions Segment form a part of the total operations of MassMutual, and the MassMutual Transitions Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The MassMutual Transitions Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code.

Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the MassMutual Transitions Segment’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the MassMutual Transitions Segment.

D.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

There are no deductions for sales charges made from purchase payments or withdrawals. However, a contingent deferred sales charge on any amount withdrawn, may be assessed. Any premium taxes relating to the contract may be deducted from the purchase payments or contract value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%, depending on the state.

There is an annual contract maintenance charge of $40 per contract, imposed each year for the expenses incurred by MassMutual for the establishment and maintenance of the contract and related administrative expenses.

For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to a percent of the average daily net asset value of the MassMutual Transitions Segment’s assets. The percentage varies by contract type. MassMutual also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the MassMutual Transitions Segment. These charges cover expenses in connection with the administration of the MassMutual Transitions Segment and the contracts.

Notes To Financial Statements (Continued)

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Separate Account 4 by MassMutual to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

In addition to the standard contract expenses, MassMutual may charge for a number of additional features available under various versions of the contract such as: five year contingent deferred sales charge, additional free withdrawals, additional death benefit, earnings enhancement benefit, guaranteed minimum income benefit, guaranteed minimum accumulation benefit, nursing home waiver benefit and equalizer benefit.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account 4. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contract are paid by MassMutual on behalf of MML Distributors. MML Distributors also receive compensation for their actions as underwriters of the contract.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the period May 28, 2002 (Commencement of Operations) through December 31, 2002 :

	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account

Cost of purchases	$1,955,101	$5,114,538	$298,078	$1,416,285	$4,691,984	$309,089	$594,496	$335,021	$3,509,669	$1,282,976

Proceeds from sales	(70,332)	(4,329)	(7,142)	(6,797)	(10,193)	(3,053)	(9,810)	(629)	(49,284)	(1,258)

	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account

Cost of purchases	$602,764	$446,729	$374,872	$1,394,607	$125,905	$245,785	$543,275	$1,411,710	$244,423

Proceeds from sales	(17,514)	(13,088)	(2,971)	(406)	(107)	(28,095)	(11,715)	(91,779)	(1,537)

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account

Cost of purchases	$1,736,544	$11,328,191	$1,051,701	$943,442	$1,108,575	$919,676	$3,793,815	$5,159,983	$2,406,245	$4,143,837

Proceeds from sales	(19,413)	(79,470)	(1,242)	(10,150)	(4,772)	(7,520)	(5,748)	(2,438)	(51,191)	(5,884)

	Oppenheimer Money Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer International Growth Sub-Account	Scudder VIT EAFE ® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Cost of purchases	$6,207,552	$1,499,302	$4,492,582	$860,554	$212,689	$422,994	$1,751,863	$4,329,595	$3,875,787	$1,031,515

Proceeds from sales	(359,883)	(3,198)	(7,589)	(47,979)	(363)	(3,099)	(85,003)	(4,444)	(76,701)	(2,373)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The change in units outstanding for the period May 28, 2002 (Commencement of Operations) through December 31, 2002 was as follows:

December 31, 2002	American Century® VP Income & Growth Sub-Account	American Century® VP Value Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Janus Aspen Balanced Sub-Account	Janus Aspen Capital Appreciation Sub-Account

Units purchased	160,890	410,346	22,345	144,905	378,617	27,187	47,822	37,445	276,611	105,498

Units withdrawn	(1,647)	(3,823)	(201)	(962)	(3,505)	(272)	(473)	(196)	(2,505)	(345)

Units transferred between Sub-Accounts	68,573	207,723	8,896	43,816	162,617	9,669	19,712	22,366	102,729	38,977

Net increase (decrease)	227,816	614,246	31,040	187,759	537,729	36,584	67,061	59,615	376,835	144,130

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	227,816	614,246	31,040	187,759	537,729	36,584	67,061	59,615	376,835	144,130

December 31, 2002 (Continued)	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Large Cap Value Sub-Account

Units purchased	52,880	38,469	31,613	105,978	7,879	16,213	42,599	140,325	21,360	142,793

Units withdrawn	(321)	(500)	(148)	(581)	(26)	(49)	(107)	(838)	(152)	(1,626)

Units transferred between Sub-Accounts	19,852	13,331	14,704	49,153	9,781	9,509	18,974	17,316	8,757	61,857

Net increase (decrease)	72,411	51,300	46,169	154,550	17,634	25,673	61,466	156,803	29,965	203,024

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	72,411	51,300	46,169	154,550	17,634	25,673	61,466	156,803	29,965	203,024

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

December 31, 2002 (Continued)	MML Managed Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account	Oppenheimer Money Sub-Account

Units purchased	677,058	87,942	88,658	91,766	78,593	333,447	455,385	175,032	358,706	539,453

Units withdrawn	(11,373)	(859)	(1,200)	(509)	(802)	(2,975)	(3,544)	(1,722)	(4,267)	(3,656)

Units transferred between Sub-Accounts	434,620	39,538	31,216	41,296	45,074	145,598	202,101	84,156	139,466	23,070

Net increase (decrease)	1,100,305	126,621	118,674	132,553	122,865	476,070	653,942	257,466	493,905	558,867

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	1,100,305	126,621	118,674	132,553	122,865	476,070	653,942	257,466	493,905	558,867

December 31, 2002 (continued)	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer International Growth Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Units purchased	115,700	295,113	74,467	16,131	28,655	167,899	382,933	358,021	80,227

Units withdrawn	(1,685)	(4,301)	(594)	(463)	(234)	(1,173)	(3,998)	(2,239)	(435)

Units transferred between Sub-Accounts	47,287	159,219	40,826	10,909	24,586	36,189	142,697	132,036	53,462

Net increase (decrease)	161,302	450,031	114,699	26,577	53,007	202,915	521,632	487,818	133,254

Units, at beginning of the period	-	-	-	-	-	-	-	-	-

Units, at end of the year	161,302	450,031	114,699	26,577	53,007	202,915	521,632	487,818	133,254

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, accumulation units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, in the period ended December 31, 2002, follows:

	American Century® VP Income & Growth Sub-Account				American Century® VP Value Sub-Account				Calvert Social Balanced Sub-Account				Fidelity® VIP Growth Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	206,852	15,283	3,171	2,510	565,940	38,140	8,257	1,909	29,886	1,154	-	-	177,154	7,729	383	2,493

Unit Value	$8.29	$8.29	$8.27	$8.26	$8.61	$8.61	$8.59	$8.58	$9.10	$9.10	$9.08	$9.07	$7.71	$7.71	$7.69	$7.68

Net Assets	$1,714,595	$126,683	$26,230	$20,727	$4,871,305	$328,285	$70,930	$16,375	$271,888	$10,502	$-	$-	$1,365,470	$59,571	$2,945	$19,150

Net Investment Income as a % of Average Net Assets	(0.55%)	(0.48%)	(0.61%)	(0.64%)	(0.55%)	(0.50%)	(0.69%)	(0.83%)	7.83%	6.09%	0.00%	0.00%	(0.54%)	(0.43%)	(0.61%)	(0.58%)

Expenses as a % of Average Net Assets	0.55%	0.48%	0.61%	0.64%	0.55%	0.50%	0.69%	0.83%	0.51%	0.29%	0.00%	0.00%	0.54%	0.43%	0.61%	0.58%

Total Return	(17.11%)	(17.11%)	(17.28%)	(17.41%)	(13.93%)	(13.93%)	(14.10%)	(14.23%)	(9.02%)	(9.02%)	(9.21%)	(9.35%)	(22.92%)	(22.92%)	(23.08%)	(23.20%)

	Fidelity® VIPII Contrafund® Sub-Account				INVESCO VIF Financial Services Sub-Account				INVESCO VIF Health Sciences Sub-Account				INVESCO VIF Technology Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	509,899	24,229	2,649	952	36,166	116	302	-	61,565	4,808	688	-	59,486	129	-	-

Unit Value	$8.73	$8.73	$8.71	$8.70	$8.39	$8.39	$8.38	$8.36	$8.35	$8.35	$8.33	$8.32	$6.69	$6.69	$6.68	$6.67

Net Assets	$4,452,751	$211,580	$23,082	$8,280	$303,589	$971	$2,529	$-	$513,885	$40,135	$5,732	$-	$398,069	$862	$-	$-

Net Investment Income as a % of Average Net Assets	(0.53%)	(0.49%)	(0.52%)	(0.24%)	1.75%	0.62%	0.54%	0.00%	(0.53%)	(0.48%)	(0.67%)	0.00%	(0.50%)	(0.20%)	0.00%	0.00%

Expenses as a % of Average Net Assets	0.53%	0.49%	0.52%	0.24%	0.53%	0.00%	0.12%	0.00%	0.53%	0.48%	0.67%	0.00%	0.50%	0.20%	0.00%	0.00%

Total Return	(12.67%)	(12.67%)	(12.86%)	(12.99%)	(16.06%)	(16.06%)	(16.23%)	(16.36%)	(16.53%)	(16.53%)	(16.70%)	(16.83%)	(33.08%)	(33.08%)	(33.22%)	(33.32%)

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Janus Aspen Balanced Sub-Account				Janus Aspen Capital Appreciation Sub-Account				Janus Aspen Worldwide Growth Sub-Account				MFS ® Investors Trust Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	356,314	10,926	6,994	2,601	134,978	2,806	523	5,823	68,624	3,608	61	118	49,514	1,628	52	106

Unit Value	$9.29	$9.29	$9.27	$9.25	$8.75	$8.75	$8.73	$8.72	$7.91	$7.91	$7.89	$7.88	$8.36	$8.36	$8.34	$8.33

Net Assets	$3,309,429	$101,477	$64,825	$24,076	$1,181,217	$24,558	$4,569	$50,776	$542,912	$28,549	$486	$929	$413,708	$13,606	$434	$885

Net Investment Income as a % of Average Net Assets	0.08%	0.10%	0.00%	0.01%	(0.18%)	(0.32%)	(0.42%)	(0.06%)	13.49%	6.44%	373.90%	22.18%	(0.53%)	(0.45%)	(0.25%)	0.00%

Expenses as a % of Average Net Assets	0.13%	0.18%	0.00%	0.01%	0.55%	0.48%	0.53%	0.15%	2.14%	1.24%	91.49%	19.28%	0.53%	0.45%	0.25%	0.00%

Total Return	(7.12%)	(7.12%)	(7.31%)	(7.45%)	(12.49%)	(12.49%)	(12.67%)	(12.80%)	(20.89%)	(20.89%)	(21.05%)	(21.17%)	(16.44%)	(16.44%)	(16.62%)	(16.74%)

	MFS® New Discovery Sub-Account				MML Blend Sub-Account				MML Emerging Growth Sub-Account				MML Enhanced Index Core Equity Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	42,977	2,968	129	95	143,265	6,690	4,595	-	16,266	392	8	967	24,608	375	-	691

Unit Value	$7.75	$7.75	$7.73	$7.72	$9.00	$9.00	$8.98	$8.97	$7.12	$7.12	$7.11	$7.10	$8.22	$8.22	$8.20	$8.19

Net Assets	$332,946	$22,995	$1,001	$732	$1,289,803	$60,231	$41,280	$-	$115,857	$2,795	$57	$6,860	$202,230	$3,084	$-	$5,659

Net Investment Income as a % of Average Net Assets	(0.52%)	0.49%	(0.49%)	(0.30%)	2.17%	1.75%	1.75%	0.00%	(0.53%)	(0.27%)	0.00%	(0.21%)	2.40%	1.76%	0.00%	0.37%

Expenses as a % of Average Net Assets	0.52%	0.49%	0.49%	0.30%	0.53%	0.47%	0.69%	0.00%	0.53%	0.27%	0.00%	0.21%	0.53%	0.14%	0.00%	0.63%

Total Return	(22.53)%	(22.53)%	(22.69)%	(22.81)%	(9.97%)	(9.97%)	(10.16%)	(10.29%)	(28.77%)	(28.77%)	(28.92%)	(29.03%)	(17.82%)	(17.82%)	(17.99%)	(18.11%)

	MML Equity Sub-Account				MML Equity Index Sub-Account				MML Growth Equity Sub-Account				MML Large Cap Value Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	53,062	6,666	1,583	155	143,618	5,552	512	7,120	29,028	697	240	-	185,912	10,031	323	6,758

Unit Value	$8.33	$8.33	$8.31	$8.30	$8.21	$8.21	$8.19	$8.18	$8.06	$8.06	$8.05	$8.03	$8.54	$8.54	$8.52	$8.51

Net Assets	$442,012	$55,530	$13,159	$1,285	$1,178,982	$45,579	$4,192	$58,237	$234,043	$5,615	$1,928	$-	$1,586,967	$85,630	$2,751	$57,480

Net Investment Income as a % of Average Net Assets	4.64%	3.49%	3.62%	2.17%	2.99%	0.90%	1.41%	1.88%	(0.55%)	(0.45%)	0.32%	0.00%	1.35%	1.18%	1.04%	1.40%

Expenses as a % of Average Net Assets	0.53%	0.54%	0.68%	0.23%	0.52%	0.45%	0.34%	0.43%	0.55%	0.45%	0.32%	0.00%	0.55%	0.46%	0.26%	0.63%

Total Return	(16.70%)	(16.70%)	(16.87%)	(17.00%)	(17.91%)	(17.91%)	(18.08%)	(18.20%)	(19.37%)	(19.37%)	(19.54%)	(19.66%)	(14.64%)	(14.64%)	(14.82%)	(14.94%)

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	MML Managed Bond Sub-Account				MML Small Cap Equity Sub-Account				MML Small Cap Growth Equity Sub-Account				MML Small Company Opportunities Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	933,221	137,225	7,751	22,108	119,847	4,653	591	1,530	108,100	5,188	1,098	4,288	121,006	5,982	2,742	2,823

Unit Value	$10.54	$10.54	$10.52	$10.51	$8.44	$8.44	$8.43	$8.41	$7.94	$7.94	$7.93	$7.92	$8.69	$8.69	$8.67	$8.65

Net Assets	$9,840,087	$1,446,935	$81,561	$232,279	$1,012,028	$39,293	$4,979	$12,870	$858,767	$41,215	$8,703	$33,944	$1,051,031	$51,956	$23,764	$24,435

Net Investment Income as a % of Average Net Assets	4.72%	4.60%	3.98%	4.16%	0.12%	0.07%	0.12%	0.08%	(0.55%)	(0.45%)	(0.39%)	(0.63%)	0.11%	(0.04%)	0.05%	0.04%

Expenses as a % of Average Net Assets	0.53%	0.54%	0.69%	0.59%	0.53%	0.46%	0.38%	0.54%	0.55%	0.45%	0.39%	0.63%	0.54%	0.49%	0.30%	0.18%

Total Return	5.44%	5.44%	5.22%	5.07%	(15.56%)	(15.56%)	(15.73%)	(15.86%)	(20.56%)	(20.56%)	(20.72%)	(20.84%)	(13.14%)	(13.14%)	(13.32%)	(13.45%)

	Oppenheimer Aggressive Growth Sub-Account				Oppenheimer Capital Appreciation Sub-Account				Oppenheimer Global Securities Sub-Account				Oppenheimer High Income Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	114,399	6,921	811	734	418,757	48,370	8,246	697	607,034	38,065	6,104	2,739	230,185	16,869	4,480	5,932

Unit Value	$7.98	$7.98	$7.96	$7.95	$8.03	$8.03	$8.01	$8.00	$7.80	$7.80	$7.79	$7.78	$9.61	$9.61	$9.59	$9.58

Net Assets	$912,711	$55,220	$6,456	$5,847	$3,360,939	$388,216	$66,047	$5,573	$4,737,849	$297,094	$47,533	$21,298	$2,212,290	$162,125	$42,972	$56,808

Net Investment Income as a % of Average Net Assets	(0.55%)	(0.49%)	(0.53%)	(0.58%)	(0.55%)	(0.54%)	(0.61%)	(0.55%)	(0.54%)	(0.50%)	(0.61%)	(0.83%)	(0.55%)	(0.49%)	(0.61%)	(0.59%)

Expenses as a % of Average Net Assets	0.55%	0.49%	0.53%	0.58%	0.55%	0.54%	0.61%	0.55%	0.54%	0.50%	0.61%	0.83%	0.55%	0.49%	0.61%	0.59%

Total Return	(20.22%)	(20.22%)	(20.38%)	(20.50%)	(19.74%)	(19.74%)	(19.91%)	(20.03%)	(21.95%)	(21.95%)	(22.11%)	(22.23%)	(3.89%)	(3.89%)	(4.09%)	(4.23%)

	Oppenheimer Main Street® Growth & Income Sub-Account				Oppenheimer Money Sub-Account				Oppenheimer Multiple Strategies Sub-Account				Oppenheimer Strategic Bond Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	426,690	49,948	9,006	8,261	513,126	35,638	950	9,151	144,647	12,718	459	3,478	394,254	37,954	14,323	3,500

Unit Value	$8.19	$8.19	$8.18	$8.17	$10.03	$10.03	$10.01	$9.99	$9.07	$9.07	$9.06	$9.04	$10.35	$10.35	$10.33	$10.31

Net Assets	$3,496,519	$409,294	$73,657	$67,451	$5,145,625	$357,375	$9,511	$91,444	$1,312,613	$115,420	$4,165	$31,455	$4,081,079	$392,877	$147,958	$36,102

Net Investment Income as a % of Average Net Assets	(0.54%)	(0.53%)	(0.69%)	(0.64%)	0.20%	0.14%	0.00%	(0.11%)	(0.52%)	(0.51%)	(0.35%)	(0.83%)	(0.55%)	(0.54%)	(0.52%)	(0.58%)

Expenses as a % of Average Net Assets	0.54%	0.53%	0.69%	0.64%	0.53%	0.43%	0.60%	0.61%	0.52%	0.51%	0.35%	0.83%	0.55%	0.54%	0.52%	0.58%

Total Return	(18.06%)	(18.06%)	(18.23%)	(18.35%)	0.28%	0.28%	0.07%	(0.08%)	(9.25%)	(9.25%)	(9.44%)	(9.58%)	3.51%	3.51%	3.30%	3.15%

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Oppenheimer International Growth Sub-Account				Scudder VIT EAFE® Equity Index Sub-Account				Scudder VIT Small Cap Index Sub-Account				T.Rowe Price Blue Chip Growth Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	104,450	4,246	871	5,132	22,595	2,497	-	1,485	50,592	1,487	-	928	188,181	6,930	1,838	5,966

Unit Value	$7.00	$7.00	$6.98	$6.97	$7.73	$7.73	$7.72	$7.70	$7.82	$7.82	$7.80	$7.79	$8.29	$8.29	$8.27	$8.26

Net Assets	$730,862	$29,710	$6,091	$35,783	$174,704	$19,303	$-	$11,440	$395,468	$11,622	$-	$7,230	$1,559,285	$57,426	$15,196	$49,262

Net Investment Income as a % of Average Net Assets	(0.55%)	(0.44%)	(0.67%)	(0.64%)	5.17%	1.67%	0.00%	1.48%	1.95%	1.55%	0.00%	1.22%	(0.14%)	(0.18%)	(0.11%)	(0.23%)

Expenses as a % of Average Net Assets	0.55%	0.44%	0.67%	0.64%	0.53%	0.42%	0.00%	0.21%	0.53%	0.40%	0.00%	0.59%	0.53%	0.46%	0.29%	0.64%

Total Return	(30.03%)	(30.03%)	(30.17%)	(30.28%)	(22.68%)	(22.68%)	(22.85%)	(22.96%)	(21.83%)	(21.83%)	(22.00%)	(22.11%)	(17.14%)	(17.14%)	(17.31%)	(17.43%)

	T.Rowe Price Equity Income Sub-Account				T.Rowe Price Mid-Cap Growth Sub-Account				Templeton Foreign Securities Sub-Account
	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III	Custom Plan	Package I	Package II	Package III

Units	485,076	30,404	4,377	1,775	464,347	20,301	2,086	1,084	125,245	7,282	46	681

Unit Value	$8.40	$8.40	$8.38	$8.37	$8.02	$8.02	$8.00	$7.99	$7.72	$7.72	$7.71	$7.70

Net Assets	$4,073,705	$255,332	$36,682	$14,857	$3,721,757	$162,710	$16,681	$8,657	$967,258	$56,241	$356	$5,231

Net Investment Income as a % of Average Net Assets	1.73%	1.07%	0.43%	1.05%	(0.53%)	(0.50%)	(0.69%)	(0.61%)	(0.52%)	(0.47%)	0.00%	(0.59%)

Expenses as a % of Average Net Assets	0.55%	0.51%	0.28%	0.83%	0.53%	0.50%	0.69%	0.61%	0.52%	0.47%	0.00%	0.59%

Total Return	(16.02%)	(16.02%)	(16.19%)	(16.32%)	(19.85%)	(19.85%)	(20.02%)	(20.14%)	(22.77%)	(22.77%)	(22.93%)	(23.05%)

9.	SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced DeAM as the MML Equity Index Fund’s and the MML OTC 100 Fund’s sub-advisor. This change resulted from the sale by Deutsche Bank, the parent company of DeAM, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

Report of Independent Auditors

To the Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 6, 2003

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2002	2001
	(In Millions)
Assets:

Bonds	$27,782	$26,596
Common stocks (cost: 2002-$653; 2001-$453)	649	445
Mortgage loans	7,048	6,930
Policy loans	6,253	6,071
Real estate	1,844	1,924
Other investments	4,315	3,418
Cash and short-term investments	8,178	4,684

Total invested assets	56,069	50,068
Accrued investment income	843	786
Other assets	1,411	1,466

	58,323	52,320
Separate account assets	16,439	17,919

Total assets	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2002	2001
	(In Millions)
Liabilities:

Policyholders’ reserves	$43,756	$40,181
Deposit fund balances	3,913	2,730
Policyholders’ dividends	1,202	1,147
Policyholders’ claims and other benefits	260	222
Federal income taxes	334	674
Asset valuation and other investment reserves	489	691
Other liabilities	2,286	1,533

	52,240	47,178

Separate account liabilities	16,417	17,910

Total liabilities	68,657	65,088

Policyholders’ contingency reserves	6,105	5,151

Total liabilities and policyholders’ contingency reserves	$74,762	$70,239

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Revenue:

Premium income	$10,301	$10,386	$9,902
Net investment income	3,755	3,586	3,314
Reserve adjustments on reinsurance ceded	34	(297)	(252)
Fees and other income	203	196	181

Total revenue	14,293	13,871	13,145

Benefits and expenses:

Policyholders’ benefits and payments	6,579	7,033	9,238
Addition to policyholders’ reserves and funds	4,720	3,907	1,160
Operating expenses	715	568	452
Commissions	432	348	324
State taxes, licenses and fees	93	99	86
Federal income tax (benefit) expense	(138)	122	147

Total benefits and expenses	12,401	12,077	11,407

Net gain from operations before dividends	1,892	1,794	1,738

Dividends to policyholders	1,163	1,097	1,086

Net gain from operations	729	697	652

Net realized capital gains	664	123	93

Net income	$1,393	$820	$745

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Policyholders’ contingency reserves, beginning of year, as previously reported	$5,151	$3,836	$3,411
Cumulative effect of the change in statutory accounting principles	–	981	–

Policyholders’ contingency reserves, beginning of year, as adjusted	5,151	4,817	3,411

Increase (decrease) due to:

Net income	1,393	820	745
Change in net unrealized capital losses	(456)	(491)	(322)
Change in asset valuation and other investment reserves	202	202	102
Change in non-admitted assets	(146)	(210)	(100)
Change in reserve valuation bases	(57)	–	–
Other	18	13	–

Net increase	954	334	425

Policyholders’ contingency reserves, end of year	$6,105	$5,151	$3,836

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Operating activities:

Net income	$1,393	$820	$745
Addition to policyholders’ reserves and policy benefits, net of transfers to separate accounts	3,548	2,746	1,539
Change in accrued investment income	(57)	(58)	(140)
Change in federal income tax payable/receivable	(340)	(66)	6
Net realized capital gains	(664)	(123)	(93)
Other changes	614	196	188

Net cash provided by operating activities	4,494	3,515	2,245

Investing activities:

Loans and purchases of investments	(14,280)	(13,095)	(14,178)
Sales and maturities of investments and receipts from repayment of loans	12,387	11,133	12,145

Net cash used in investing activities	(1,893)	(1,962)	(2,033)

Financing activities:

Policyholders’ account balance deposits	1,342	1,064	544
Policyholders’ account balance withdrawals	(449)	(225)	(250)

Net cash provided by financing activities	893	839	294

Increase in cash and short-term investments	3,494	2,392	506

Cash and short-term investments, beginning of year	4,684	2,292	1,786

Cash and short-term investments, end of year	$8,178	$4,684	$2,292

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.	NATURE OF OPERATIONS

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between accounting principles pursuant to statutory and GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally requires reporting at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, while under GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and funds, while under GAAP, these recoverables are reported as an asset.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company is allowed as an admitted asset. However, the amount of this admitted asset is limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification as of December 31, 2002 and 2001 is as follows (in millions):

	2002	2001
Policyholders’ contingency reserves, as reported	$6,105	$5,151
Less admitted prepaid pension asset	(128)	(256)

Policyholders’ contingency reserves, Codification	$5,977	$4,895

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Notes To Statutory Financial Statements, Continued

The most significant estimates include those used in determining investment valuation reserves on mortgage loans and real estate held for sale, other than temporary impairments and the liability for future policyholders’ reserves and funds. Future events, including, but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Bonds

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.

The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Bond transactions are recorded on a trade date basis.

For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c.	Common stocks

Common stocks are valued in accordance with rules established by the NAIC. Generally, common stocks are valued at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Common stock transactions are recorded on a trade date basis.

d.	Mortgage loans

Mortgage loans are valued at amortized cost, net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains and losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e.	Policy loans

Policy loans are carried at the outstanding loan balance, less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

Notes To Statutory Financial Statements, Continued

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. Cost is adjusted for other than temporary impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable with the impairment loss being included in net realized capital gains and losses. Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Other investments

Other investments primarily include derivatives, common stock investments in unconsolidated subsidiaries and affiliates, partnerships, limited liability companies and preferred stocks.

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

Derivatives are included in other investments on the Statutory Statements of Financial Position. Derivatives are carried at fair value and changes in fair values are recorded as realized capital gains and losses on the Statutory Statements of Income. In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument, the premium is amortized into investment income over the life of the derivative instrument. The Company’s derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, foreign exchange contracts, and options, including caps and floors.

Investments in unconsolidated subsidiaries and affiliates are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2002, 2001 and 2000, the Company contributed additional paid-in capital of $255 million, $208 million and $233 million, respectively, to unconsolidated subsidiaries, principally C.M. Life Insurance Company (“C.M. Life”) and MassMutual Holding Company, Inc.

Partnerships and limited liability companies (“LLC”) are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized in the Statutory Statements of Income as a realized capital loss for the excess of the carrying value over the estimated fair value of the joint venture, partnership or LLC. The estimated fair value is based on an estimate of the Company’s share of the investment’s equity value, net of any debt and other liabilities.

Preferred stocks in good standing are valued at cost and included in other investments on the Statutory Statements of Financial Position.

h.	Cash and short-term investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i.	Accrued investment income

Accrued investment income is valued in accordance with rules established by the NAIC. Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loan interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

Notes To Statutory Financial Statements, Continued

j.	Other assets

Other assets primarily include the deferred tax asset, outstanding premium and the prepaid pension plan asset. Other assets are valued in accordance with rules established by the NAIC or by the Division.

k.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $16,413 million and $17,902 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $4 million and $8 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

l.	Non-admitted assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension plan asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

m.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00% to 6.00%.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Traditional life permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal and variable life products use a formula that applies a weighted average credited rate to the mean average account value. Corporate owned life insurance products use a formula, which applies a weighted average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. The Company reserves for any surrender value promised in excess of the reserve as legally computed.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $24,197 million of insurance in force at December 31, 2002 for which the gross premium is less than the net premium according to the standard valuation set by the Division.

Notes To Statutory Financial Statements, Continued

Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date.

Guaranteed minimum death benefit reserves (“GMDB”) on certain variable universal life and annuity products are also established by the Company. These reserves are largely a function of historical separate account returns and assumptions regarding future separate account returns as well as the contractual provisions of the issued GMDBs. The GMDB reserve balance at December 31, 2002 and 2001 was $8 million and $3 million, respectively.

For consistency in valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves, resulting in a $54 million decrease in policyholders’ contingency reserves.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n.	Deposit fund balances

Reserves for funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

o.	Policyholders’ dividends

Policyholders’ dividends are approved annually by the Company’s Board of Directors to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and federal income tax charges. Policyholders’ dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2002 and 2001. Policyholders’ dividends are recorded as a component of net income.

p.	Asset valuation and other investment reserves

The Company maintains an Asset Valuation Reserve (“AVR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

q.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, the Interest Maintenance Reserve (“IMR”), outstanding drafts, due and accrued expenses and amounts held for agents.

Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

The IMR defers all interest-related after-tax realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Amortization of the IMR into net investment income amounted to $56 million, $31 million and $42 million in 2002, 2001 and 2000, respectively.

r.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

Notes To Statutory Financial Statements, Continued

s.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium income, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss and modified coinsurance agreements on life insurance products.

t.	Premium and related expense recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

u.	Realized capital gains and losses

Net realized after-tax capital losses of $44 million in 2002, net realized after-tax capital gains of $3 million in 2001 and net realized after-tax capital losses of $66 million in 2000 were deferred into the IMR. Realized capital gains and losses, net of taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses, other than those related to separate accounts, are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

v.	Participating contracts

Participating contracts issued by the Company and its United States based life insurance subsidiaries represent approximately 65% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2002.

3.	NEW ACCOUNTING STANDARDS

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders’ contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

In May 2002, the National Association of Insurance Commissioners issued Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” with an effective date of January 1, 2003. SSAP No. 86 supercedes SSAP No. 31 “Derivative Instruments” and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized gains or unrealized losses. Adoption of SSAP No. 86 by the Company will change the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized gains and losses to unrealized gains and losses.

Certain 2001 and 2000 balances have been reclassified to conform to current year presentation.

Notes To Statutory Financial Statements, Continued

4.	INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2002
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,781	$215	$–	$3,996
Debt securities issued by foreign governments	26	1	–	27
Asset-backed securities	518	3	–	521
Mortgage-backed securities	4,514	20	–	4,534
State and local governments	67	2	–	69
Corporate debt securities	15,281	234	64	15,451
Utilities	978	46	9	1,015
Affiliates	2,617	1	1	2,617

	$27,782	$522	$74	$28,230

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,149	$–	$–	$3,149
Debt securities issued by foreign governments	22	–	–	22
Asset-backed securities	654	6	5	655
Mortgage-backed securities	4,088	13	–	4,101
State and local governments	76	3	–	79
Corporate debt securities	15,095	81	119	15,057
Utilities	993	14	4	1,003
Affiliates	2,519	–	1	2,518

	$26,596	$117	$129	$26,584

Notes To Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$771	$773
Due after one year through five years	6,419	6,488
Due after five years through ten years	10,093	10,330
Due after ten years	3,089	3,206

	20,372	20,797
Asset and mortgage-backed securities, and obligations of U.S. government corporations and agencies	7,410	7,433

	$27,782	$28,230

The purchases, sales and maturities of bonds were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$11,141	$9,551
Proceeds from investments sold, matured or repaid	9,898	8,138
Gross realized capital gains	96	76
Gross realized capital losses	273	152

Portions of realized gains and losses were deferred into the IMR. Other than temporary impairments on bonds during the years ended December 31, 2002 and 2001 were $187 million and $110 million, respectively, and were included in the gross realized capital losses noted above.

The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

Notes To Statutory Financial Statements, Continued

b.	Common stocks

The purchases and sales of unaffiliated common stocks were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$619	$453
Proceeds from investments sold, matured or repaid	413	554
Gross realized capital gains	59	49
Gross realized capital losses	87	45

Other than temporary impairments on common stocks during the years ended December 31, 2002 and 2001 were $26 million and $4 million, respectively, and were recorded in the gross realized capital losses noted above.

As of December 31, 2002 and 2001, gross unrealized capital gains on common stocks were $93 million and $97 million, respectively. As of December 31, 2002 and 2001 gross unrealized capital losses on common stocks were $97 million and $105 million, respectively.

c.	Mortgage loans

Mortgage loans, comprised primarily of commercial mortgage loans, were $7,048 million and $6,930 million, net of valuation reserves of $14 million and $9 million, at December 31, 2002 and 2001, respectively. The Company’s mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2002 and 2001. Two restructured loans at December 31, 2002 had no carrying value. The carrying value of restructured loans was $14 million at December 31, 2001. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2002 and 2001.

At December 31, 2002, scheduled mortgage loan maturities were as follows (in millions):

2003	$294
2004	369
2005	891
2006	749
2007	199
Thereafter	3,244

Commercial mortgage loans	5,746
Mortgage loan pools	1,302

Total mortgage loans	$7,048

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2002, commercial mortgage loan lending rates ranged from 2.17% to 15.00%.

The purchases, sales and maturities of mortgage loans were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$1,456	$1,872
Proceeds from investments sold, matured or repaid	1,335	1,885
Gross realized capital gains	5	16
Gross realized capital losses	4	7

Notes To Statutory Financial Statements, Continued

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 96% and 78% at December 31, 2002 and 2001, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $2 million and $1 million at December 31, 2002 and 2001, respectively.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2002	2001
	(In Millions)
California	$1,100	$1,039
Texas	579	473
Illinois	384	403
New York	354	380
Florida	331	311
Massachusetts	319	525
All other states	2,679	2,320

Commercial mortgage loans	5,746	5,451
Nationwide loan pools	1,302	1,479

Total mortgage loans	$7,048	$6,930

d.	Real estate

Real estate held for production of income was $1,570 million and $1,531 million, net of encumbrances of $43 million and $21 million, at December 31, 2002 and 2001, respectively.

Real estate held for sale amounted to $198 million and $319 million, net of valuation reserves of $3 million and $6 million, at December 31, 2002 and 2001, respectively.

Real estate occupied by the Company amounted to $76 million and $74 million, net of accumulated depreciation of $100 million and $96 million, at December 31, 2002 and 2001, respectively.

The carrying value on non-income producing real estate amounted to $91 million and $86 million at December 31, 2002 and 2001, respectively. Depreciation expense on real estate during the years ended December 31, 2002, 2001 and 2000 was $102 million, $79 million, and $102 million, respectively. Other than temporary impairments on real estate for the year ended December 31, 2002 were $1 million and were recorded in the gross realized capital losses noted below. There were no other than temporary impairments recorded for the year ended December 31, 2001. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

The purchases and sales of real estate investments were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$229	$209
Proceeds from investments sold or repaid	325	179
Gross realized capital gains	122	49
Gross realized capital losses	4	10

e.	Other investments

Net investment income on derivative instruments was $396 million, $171 million, and $15 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Investments in partnerships and LLC’s were $1,194 million and $1,205 million at December 31, 2002 and 2001, respectively. Other than temporary impairments of partnerships and LLC’s for the years ended December 31, 2002 and 2001 were $37 million and $4 million, respectively, and were included in the gross realized capital losses noted below.

Notes To Statutory Financial Statements, Continued

Net investment income of partnerships and LLC’s was $55 million, $43 million and $2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The purchases and sales of partnerships and LLC’s were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)

Cost of investments acquired	$284	$253
Proceeds from investments sold or repaid	292	273
Gross realized capital gains	11	17
Gross realized capital losses	38	43

f.	Net realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Bonds	$(177)	$(76)	$81
Common stocks	(28)	4	54
Mortgage loans	1	9	(7)
Real estate	118	39	33
Closed derivatives	(88)	(58)	(156)
Derivatives mark-to-market	934	275	–
Other investments	(149)	(41)	107
Federal and state taxes	9	(26)	(85)

Net realized capital gains before deferral to IMR	620	126	27

Losses (gains) deferred to IMR	66	(4)	102
Less: taxes on net deferred (losses) gains	(22)	1	(36)

Net deferred to IMR	44	(3)	66

Total net realized capital gains	$664	$123	$93

g.	Reverse repurchase agreements

As of December 31, 2002 and 2001, the Company had reverse repurchase agreements outstanding that amounted to total carrying values of $205 million and $214 million, respectively. The maturities of these agreements range from January 14, 2003 through March 10, 2003, while the interest rates range from 1.36% to 1.95%. The outstanding amount at December 31, 2002 was collateralized by $213 million in bonds.

5.	PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met. The Company’s derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, including interest rate caps and floors, forward commitments and asset and equity swaps, and financial futures.

Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in accrued investment income on the Statutory Statements of Financial Position. Gains and losses realized on the termination or assignment of contracts are recognized as realized capital gains and losses.

Notes To Statutory Financial Statements, Continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of options is included in other investments on the Statutory Statements of Financial Position. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as accrued investment income. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association, Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses in the Statutory Statements of Income when contracts are closed and at each reporting date.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset combined with collateral obtained from counterparties, reduces the Company’s exposure. The amounts at risk in a net gain position, were $330 million and $172 million at December 31, 2002 and 2001, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized.

The following table summarizes the carrying value, fair value and notional amount of the Company’s derivative financial instruments:

	December 31, 2002
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,262	$1,262	$21,927
Options	139	139	9,275
Interest rate caps & floors	22	22	1,000
Currency swaps	230	230	1,112
Forward commitments, equity and asset swaps	60	60	4,122
Financial futures	–	–	463

Total	$1,713	$1,713	$37,899

Notes To Statutory Financial Statements, Continued

	December 31, 2001
	Carrying Value	Fair Value	Notional Amount
	(In Millions)
Interest rate swaps	$627	$627	$14,102
Options	87	87	6,857
Interest rate caps & floors	11	11	1,100
Currency swaps	29	29	1,177
Forward commitments, equity and asset swaps	10	10	2,104
Financial futures-short positions	–	–	488

Total	$764	$764	$25,828

The notional amounts described above do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Derivative financial instruments: Fair value for these instruments is based upon quotations obtained from independent sources.

Funding agreements: The fair value is determined by discounting future cash flows at current market rates.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounting future cash flows at current market rates.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2002 and 2001:

	2002		2001
	Carrying Value	Fair Value	Carrying Value	Fair Value
		(In Millions)
Financial assets:
Bonds	$27,782	$28,230	$26,596	$26,584
Common stocks	649	649	445	445
Preferred stocks	219	223	152	160
Mortgage loans	7,048	7,755	6,930	7,278
Policy loans	6,253	6,253	6,071	6,071
Derivative financial instruments	1,713	1,713	764	764
Cash and short-term investments	8,178	8,178	4,684	4,684

Financial liabilities:
Funding agreements	2,705	2,829	1,632	1,662
Investment-type insurance contracts	9,982	9,991	8,561	8,588

7.	SURPLUS NOTES

The Company issued surplus notes of $100 million at 7.50% and $250 million at 7.63% in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $27 million was approved and paid in 2002, 2001 and 2000.

8.	RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $196 million, $208 million and $195 million for 2002, 2001 and 2000, respectively.

The majority of these fees were from C.M. Life, which accounted for $162 million in 2002, $172 million in 2001, and $173 million in 2000.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $116 million, $101 million and $99 million for 2002, 2001 and 2000, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $9 million and $7 million for 2002, 2001 and 2000, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life and Bay State, including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $153 million in 2002, $410 million in 2001 and $358 million in 2000. Fees and other income include a $98 million, $53 million and $70 million expense allowance in 2002, 2001 and 2000, respectively. Total policyholders’ benefits assumed on these agreements were $46 million in 2002, $50 million in 2001 and $48 million in 2000. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life in 2002, whereas net modified coinsurance adjustments of $296 million and $244 million were paid to certain unconsolidated subsidiaries in 2001 and 2000, respectively.

Notes To Statutory Financial Statements, Continued

In 2002, experience refunds of $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life. There were no experience refunds paid to or received from Bay State or C.M. Life in 2000.

9.	INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2002, 2001 and 2000, MassMutual received $100 million, $155 million and $133 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,452 million and $2,366 million at December 31, 2002 and 2001, respectively.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$2,314	$2,187	$3,112
Net income (loss)	16	(4)	(6)
Assets	9,994	9,344	8,738
Liabilities	9,446	8,963	8,420

Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

	2002	2001	2000
	(In Millions)
Other subsidiaries:
Total revenue	$3,026	$2,443	$1,607
Net income	22	61	72
Assets	12,924	11,770	4,992
Liabilities	12,055	10,891	4,120

10.	BENEFIT PLANS

The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, agents and retirees.

Pension and savings plan

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan covers substantially all employees and agents. For some participants, benefits are based on final average earnings and length of service, while for other participants benefits are based on an account balance that takes into consideration age, service and salary during their careers.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Division, the Company has recognized a plan asset of $128 million and $256 million at December 31, 2002 and 2001, respectively.

Notes To Statutory Financial Statements, Continued

The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company also has several non-funded non-contributory defined benefit plans covering certain executives and agents.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees and agents. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The Company also maintains a money purchase pension plan for agents, which was frozen on February 28, 2001. The assets of the defined contribution plans are invested in group annuity contracts which invest in the Company’s general and separate accounts. The matching contributions by the Company were $15 million for the years ended December 31, 2002 and 2001 and are included in operating expenses on the Statutory Statements of Income.

Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. These benefits are funded as considered necessary by the Company’s management. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2002 and 2001, the net unfunded accumulated benefit obligation was $245 million and $206 million, respectively, for employees and agents eligible to retire or currently retired and $32 million and $27 million, respectively, for participants not eligible to retire.

Notes To Statutory Financial Statements, Continued

Prepaid and accrued benefits costs are included in other assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
		(In Millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$855	$852	$223	$185
Service cost	25	23	6	5
Interest cost	60	60	16	14
Contribution by plan participants	–	–	6	–
Actuarial loss (gain)	20	(4)	31	16
Benefits paid	(52)	(57)	(21)	(13)
Plan amendments	1	–	–	16
Business combinations, divestitures, curtailments, settlements and special termination benefits	–	5	–	–
Change in actuarial assumption	77	–	–	–
Adjustment for Codification	–	(24)	–	–

Benefit obligation at end of year	$986	$855	$261	$223

Change in plan assets:
Fair value of plan assets at beginning of year	$928	$1,072	$17	$19
Actual return on plan assets	(42)	(107)	–	1
Employer contribution	12	11	14	10
Benefits paid	(52)	(57)	(21)	(13)
Contributions by plan participants	–	–	6	–
Business combinations, divestitures and settlements	–	9	–	–

Fair value of plan assets at end of year	$846	$928	$16	$17

Funded status:
Unrecognized net loss	$(434)	$(215)	$(44)	$(12)
Remaining net obligation at initial date of application	(9)	(9)	(53)	(58)
Effect of fourth quarter activity	(1)	–	(4)	(2)
Prepaid assets (accrued liabilities)	304	297	(144)	(134)

Funded status of the plan	$(140)	$73	$(245)	$(206)

Benefit obligation for non-vested employees	$20	$26	$32	$27

Notes To Statutory Financial Statements, Continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
	(In Millions)
Components of net periodic benefit cost:
Service cost	$25	$23	$6	$5
Interest cost	60	60	16	14
Expected return on plan assets	(82)	(111)	(1)	(1)
Amortization of unrecognized transition obligation	–	1	5	4
Amount of recognized gains and losses	1	–	–	–

Total net periodic benefit cost	$4	$(27)	$26	$22

Amounts recognized in the Statutory Statements of Financial Position:
Prepaid pension plan asset	$431	$421	$–	$–
Accrued benefit liability	(154)	(124)	(144)	(134)
Intangible assets	9	–	–	–
Policyholders’ contingency reserves	18	–	–	–

Gross amount recognized	304	297	$(144)	$(134)

Less assets non-admitted	176	41

Net amount recognized	$128	$256

The assumptions at September 30, 2002 and 2001 used by the Company to calculate the benefit obligations as of that date and to determine the benefit costs in the subsequent year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2002	2001	2002	2001
Discount rate	6.75%	7.50%	6.75%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	8.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost
Rates in the first year	–	–	10.00%	9.00%
Declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2002 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2002 accumulated post retirement benefit liability and benefit expense by $15 million and $1 million, respectively.

The net expense charged to operations for all employee benefit plans was $87 million, $55 million and $16 million for the years ended December 31, 2002, 2001 and 2000, respectively.

11.	REINSURANCE

The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Notes To Statutory Financial Statements, Continued

Premium ceded was $277 million, $220 million and $160 million and reinsurance recoveries were $156 million, $135 million and $94 million for the periods ended December 31, 2002, 2001 and 2000, respectively. Amounts recoverable from reinsurers were $50 million and $49 million as of December 31, 2002 and 2001, respectively. At December 31, 2002, seven reinsurers accounted for 85% of the outstanding reinsurance recoverable from reinsurers.

12.	FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves at December 31 are as follow (in millions):

	2002	2001
Total deferred tax assets	$2,044	$1,596
Total deferred tax liabilities	(1,043)	(622)

Net deferred tax asset	1,001	974
Deferred tax assets non-admitted	(479)	(471)

Net admitted deferred tax asset	$522	$503

Increase in non-admitted asset	$(8)	$–

The provision for incurred taxes on earnings for the years ended December 31 are (in millions):

	2002	2001
Federal income tax on operations	$(144)	$116
Foreign income tax	6	6

	(138)	122
Federal income tax (benefit) on net capital gains	(9)	22

Federal and foreign income taxes incurred	$(147)	$144

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2002 and 2001 are (in millions):

	2002	2001
Deferred tax assets:
Reserve items	$387	$362
Policy acquisition costs	374	353
Investment items	282	34
Unrealized investment losses	270	139
Policyholder dividend related items	340	382
Other	391	326

Total deferred tax assets	2,044	1,596
Non-admitted deferred tax assets	(479)	(471)

Admitted deferred tax assets	1,565	1,125

Deferred tax liabilities:
Investment items	656	344
Pension items	149	113
Other	238	165

Total deferred tax liabilities	1,043	622

Net admitted deferred tax assets	$522	$503

Notes To Statutory Financial Statements, Continued

The change in net deferred income taxes is comprised of the following (in millions):

2002
Change in deferred tax assets	$448
Change in deferred tax liabilities	(421)

Net change in deferred tax asset	27
Tax effect of policyholders’ contingency reserve changes	(309)

Change in net deferred income tax	$(282)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows (in millions):

	2002	2001
Provision computed at statutory rate	$421	$340
Investment items	(39)	(59)
Tax credits	(36)	(32)
Policyholder dividends	(174)	(17)
Other	(37)	2

Total	$135	$234

Federal and foreign income taxes incurred	$(147)	$144
Change in net deferred income taxes	282	90

Total statutory income taxes	$135	$234

In 2002, 2001 and 2000, the Company paid federal income taxes in the amounts of $195 million, $210 million and $224 million, respectively. As of December 31, 2002, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $75 million in 2002, $153 million in 2001, and $226 million in 2000.

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. As a result of this Act, for the period ended December 31, 2002, the Company’s tax liability established prior to December 31, 2001 has been reduced by $82 million.

The Company plans to file its 2002 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through the year 1997 and will begin examining the years 1998 through 2000 in early 2003. Management believes adjustments that may result from such examinations will not materially affect the Company’s financial position.

13.	BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2002 and 2001 and for the three years ended December 31, 2002.

Notes To Statutory Financial Statements, Continued

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Total rental expense on operating leases was $34 million in 2002, $33 million in 2001 and $30 million in 2000.

Future minimum lease commitments are as follows (in millions):

2003	$ 32
2004	29
2005	24
2006	19
2007	16
Thereafter	13

Total	$133

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

e.	Funding commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2002 and 2001, the Company had approximately $450 million and $550 million of outstanding funding commitments, respectively, and a $500 million support agreement related to credit facilities.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2002, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $1,015 million, $381 million and $301 million, respectively.

14.	WITHDRAWAL CHARACTERISTICS

a.	General account annuity and deposit funds

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2002 are illustrated below (in millions):

	Amount	% of Total
Subject to discretionary withdrawal – with market value adjustment	$21,682	71%
Subject to discretionary withdrawal – without market value adjustment	2,141	7%
Not subject to discretionary withdrawal	6,570	22%

Total	$30,393	100%

Notes To Statutory Financial Statements, Continued

b.	Separate accounts

Information regarding the withdrawal characteristics of the separate account liabilities of the Company at December 31, 2002 is as follows (in millions):

Subject to discretionary withdrawal:
At market value	$15,956
With market value adjustment	8
Without market value adjustment	185
Not subject to discretionary withdrawal	2

Total by withdrawal characteristics	16,151
Non-policy liabilities	266

Total separate account liabilities	$16,417

15.	SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2002, is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding Company

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding Company

CM Property Management, Inc.

HYP Management, Inc.

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding, LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment, Inc.

MML Investor Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.0%

Cornerstone Real Estate Advisers, Inc.

DLB Acquisition Corporation – 98.2%

Oppenheimer Acquisition Corporation – 96.03%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item  24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

None

Financial Statements Included in Part B

The Registrant

Independent Auditors’ Report

Statement of Assets and Liabilities as of December 31, 2002

Statement of Operations for the period May 28, 2002 (commencement of operations) through December 31, 2002

Statement of Changes in Net Assets for the period May 28, 2002 (commencement of operations) through December 31, 2002

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2002 and 2001

Statutory Statements of Income for the years ended December 31, 2002, 2001, and 2000  Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2002, 2001, and 2000

Statutory Statements of Cash Flows for the years ended December 31, 2002, 2001, and 2000

Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.(3)

(ii) Underwriting and Servicing Agreement.(3)

Exhibit 4	Form of Individual Annuity Contract.(11)

Exhibit 5	Form of Individual Annuity Application.(11)

Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(1)

(ii) Copy of the Bylaws of the Company.(1)

Exhibit 7	Not Applicable.

Exhibit 8	(i) Form of Participation Agreement with Oppenheimer Variable Account Funds, Inc.(2)

(ii) Form of Participation Agreement with Panorama Series Fund, Inc.(2)

(iii) Form of Participation Agreement with American Century Variable Portfolios, Inc.(3)

(iv) Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(9)

(v) Form of Participation Agreement with T. Rowe Equity Series, Inc.(3)

(vi) Form of Participation Agreement with Deutsche Asset Management VIT Funds.(6)

(vii) Form of Participation Agreement with Janus Aspen Series.(6)

(viii) Form of Participation Agreement with Franklin Templeton Variable Insurance Products Trust.(6)

(ix) Form of Participation Agreement with MFS Variable Insurance Trust.(7)

(x) Form of Participation Agreement with Calvert Variable Series, Inc.(8)

(xi) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.(8)

(xii) Form of Participation Agreement with American Funds Insurance Series.(13)

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP.*

(ii) Powers of Attorney.(4)

(iii) Powers of Attorney for Robert J. O’Connell.(5)

(iv) Power of Attorney for Roger G. Ackerman.(3)

(v) Power of Attorney for Howard Gunton.(6)

(vi) Power of Attorney for Marc Racicot(12)

(vii) Power of Attorney for James H. DeGraffenreidt, Jr.(14)

(viii) Power of Attorney for Brent Nelson.(13)

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 13	Schedule of Computation of Performance.*

Exhibit 14	None.

(1)	Incorporated by reference to Registrant’s initial Registration Statement (No. 333-45039) filed on January 28, 1998.
(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.
(4)	Incorporated by reference to Initial Registration Statement No. 333-22557, filed on January 28, 1997.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-6 on January 28, 1999.
(6)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.
(7)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on October 20, 1998.
(8)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed in April 2000.
(9)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.
(10)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-45039 filed in April 2000.
(11)	Incorporated by reference to Initial Registration Statement No. 333-73406 filed in November, 2001.
(12)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4 on May 8, 2002.
(13)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 on Form N-6.
(14)	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-88503 on Form N-6.
*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996–2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991–2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080

WGL Holdings, Inc.

    Chairman and Chief Executive Officer (since 2001)

    Chairman, President, and Chief Executive Officer (2000–2001)

    Chairman and Chief Executive Officer (1998–2000)

    President and Chief Executive Officer (1998)

    President and Chief Operating Officer (1994–1998)

Patricia Diaz Dennis, Director 2600 Camino Ramon, Room 4CS100 San Ramon, CA 94853

SBC Pacific Bell/SBC Nevada Bell

    Senior Vice President, General Counsel & Secretary (since 2002)

SBC Communications Inc.

    Senior Vice President—Regulatory and Public Affairs (1998–2002)

    Senior Vice President and Assistant General Counsel (1995–1998)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998–1999) United Meridian Corporation President and Chief Operating Officer (1996–1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

    Chairman, President and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (2000–2001)

    Executive Vice President (1997–2000)

Wyeth-Ayerst Pharmaceuticals

    President (1997–2000)

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Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997–2000)

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110

FleetBoston Financial

    Chairman and Chief Executive Officer (since 2002)

    President and Chief Executive Officer (2001)

    President and Chief Operating Officer (1999–2001)

BankBoston, N.A.

    Chairman and Chief Executive Officer (1996–1999)

BankBoston Corporation

    Chairman (1998–1999) and Chief Executive Officer (1995–1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996–1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Chairman (since 2000), Director, President and

    Chief Executive Officer (since 1999)

American International Group, Inc.

    Senior Vice President (1991–1998)

AIG Life Companies

    President and Chief Executive Officer (1991–1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993–2000)

2

Executive Vice Presidents

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick C. Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996–2001)

Howard E. Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999–2001) AIG Life Insurance Co. Senior Vice President & CFO (1973–1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987–1996)

Christine M. Modie 1295 State Street Springfield, MA 01111

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Information Officer (since 1999)

Travelers Insurance Company

    Senior Vice President and Chief Information Officer (1996–1999)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

    Chairman, President, and Chief Executive Officer (since 2001)

    President & Chief Operating Officer (2000–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111

David L. Babson and Co. Inc.

    Chairman and Chief Executive Officer (since 2001)

    President and Chief Executive Officer (1999–2001)

Massachusetts Mutual Life Insurance Company

    Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director—Investment Management (1997–1999)

Matthew E. Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001) Vice President (1996–1998)

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Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MassMutual.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

E. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

3.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

4.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

5.) Diversified Insurance Services of America, Inc., a Hawaiian corporation which operates as an insurance broker.

b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

1

c.	1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d.) FITech Asset Management, L.P. (“AM”) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest—58%).

e.) FITech Domestic Partners, LLC (“DP”) is a Delaware LLC that is the general partner of the Fund. (David L. Babson & Company Inc. owns a controlling interest—58%—of DP.)

f.) Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

2

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

h.) OFI Private Investments, Inc. is a New York based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

i.) OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

2.) Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

3

13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual International, Inc. —99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

g.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. —99.5%)

4

1.) MassMutual Shuno Company, a Japanese premium collection service provider.

2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

14.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

15.	MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

F. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

H. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

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Item 27.    Number Of Contract Owners

As of January 31, 2003, the number of participants was 2,484.

Item 28.    Indemnification

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)  each director, officer or employee;

(b)  any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)  any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person‘s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise,

MassMutual has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Gregory M. Williams	President (10/18/02)	One Monarch Place
	CEO (10/18/02)	1414 Main Street
	Main OSJ Supervisor (10/18/02)	Springfield, MA 01144-1013

Margaret Sperry	Member Representative	1295 State Street
	Massachusetts Mutual	Springfield, MA 01111
Life Insurance Co.(5/1/96)
MassMutual Holding Co. (11/2001)

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Michael L. Kerley	Vice President,	1295 State Street
	Assistant Secretary (5/1/96)	Springfield, MA 01111
Chief Legal Officer (4/25/2000)

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street
Springfield, MA 01111

Daniel A. Raymond	Vice President, Finance & Operations (02/14/03)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Jeffrey Losito	Second Vice President (08/10/2001)	5281 Caminito Exquisito
San Diego, CA 92130

Michele G. Lattanzio	Treasurer (09/27/02)	One Monarch Place
	Vice President (09/27/02)	1414 Main Street
Springfield, MA 01144-1013

Frank A. Stellato	Assistant Treasurer (02/14/03)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street
Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street
Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street
Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Marilyn A. Sponzo	Chief Compliance Officer (02/14/03)	1295 State Street Springfield, MA 01111

Christine L. Swanson	Registration Manager (02/14/2003)	1295 State Street Springfield, MA 01111

Timothy L. Plankey	Entity Contracting Officer (04/15/2003)	1295 State Street
Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and	140 Garden Street
	Hartford OSJ Supervisor (06/18/2001)	Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street
	(12/22/97)	Hartford, CT 06154

David W. O'Leary	Variable Annuity Supervisor (06/18/2001)	140 Garden Street
Hartford, CT 06154

Cynthia W. Hibert	Continuing Education Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Daniel M. Colarusso	Technology Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 140 Garden Street, Hartford, CT.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-73406 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2003.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ ROBERT J. O’CONNELL*
Robert J. O’Connell Chairman, Director, President and Chief Executive Officer Massachusetts Mutual Life Insurance Company

/s/ RICHARD M. HOWE
*Richard M. Howe

On April 24, 2003, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-73406 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2003

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2003

/s/ BRENT NELSON** Brent Nelson	Senior Vice President and Controller (Principal Accounting Officer)	April 24, 2003

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 24, 2003

/s/ JAMES R. BIRLE* James R. Birle	Director	April 24, 2003

/s/ GENE CHAO* Gene Chao	Director	April 24, 2003

Signature	Title	Date

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 24, 2003

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 24, 2003

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 24, 2003

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 24, 2003

ROBERT ESSNER Robert Essner	Director

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 24, 2003

/s/ CHARLES K. GIFFORD* Charles K. Gifford	Director	April 24, 2003

/s/ WILLIAM N. GRIGGS* William N. Griggs	Director	April 24, 2003

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 24, 2003

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 24, 2003

/s/ MARC RACICOT* Marc Racicot	Director	April 24, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	On April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney

/s/ JAMES M. RODOLAKIS **James M. Rodolakis	On April 24, 2003, as Attorney-in-Fact pursuant to power of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 1 to Registration Statement No. 333-73406, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President and  Associate General Counsel

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Auditors’

Exhibit 13	Schedule of Computation of Performance